Exhibit 10.8

FORM OF FRANCHISE AGREEMENT

FRANCHISE AGREEMENT

ii

This Franchise Agreement is entered into by Jackson Hewitt Inc. as Franchisor and             as Franchisee.

DEFINITIONS. Words and phrases used frequently in this Agreement will have the meaning indicated:

“Accelerated Check Refund” or “ACR” means a method of obtaining a taxpayer’s refund utilizing electronic filing and a temporary bank deposit account.

“ACH” means Automated Clearinghouse, a method of payment in which you authorize us to debit monies from your account to ours, or you authorize a third party holding monies due to you to send the monies directly to our account instead of yours.

“Affiliated Companies” or “Affiliate(s)” means Cendant Corporation, all of its subsidiaries and divisions.

“Affinity Location” means a tax preparation location not open to the general public but only to a select group such as a business, organization, labor union or government employer.

“Agreement” or “Franchise Agreement” means this document, all its attachments, exhibits, stipulations and schedules and written modifications under Section, 28.10 whenever made.

“Assisted Direct Deposit” or “ADD” means a method of obtaining a taxpayer’s refund utilizing electronic filing and a direct deposit into a temporary bank account and then into the taxpayer’s own bank account.

“Bank Products” means Refund Anticipation Loans, Accelerated Check Refunds, Assisted Direct Deposits and any other similar or substitute products we offer.

“Bank Products Payment File” means the electronic file transmitted to us from the Bank Products Bank that contains your fees for tax preparation and Bank Products application fees.

“Code” means the Internal Revenue Service Code of 1986, as amended and all its Treasury regulations, and any replacement federal tax law and related regulations enacted during the term of this Agreement.

“Collateral Agreements” means any and all agreements related to the Territory (i) you have with us, such as notes, releases, Software License Agreement, Security Agreement, Wal-Mart or Montgomery Ward Special Stipulations, (ii) any agreements with any third party for any program we or our affiliates sponsor or arrange, (iii) any agreement with an affiliate, and (iv) any agreement you have with one of our current or former franchisees.

“Competing Tax Business” means any business that offers tax return preparation, electronic filing, Bank Products or other services offered by the Jackson Hewitt Tax Service Operating System.

“Effective Date” means the date designated as such on the Signature Page of this Agreement.

“EFIN” means the Electronic Filing Identification Number required by the IRS for each electronic filer for each separate location where tax return preparation services are offered.

“Franchisee” means the individual or entity inserted in the space above and on Schedule B.

“Franchised Business” means the tax return preparation business with all related services operated under this Agreement.

“Gross Volume of Business” means the total revenue and other consideration from the Franchised Business, including revenue from returns prepared for individuals and other entities, past year returns, electronic transmission only returns, electronic filing, Bank Products, Tax School, and other products or services offered through the Franchised Business, excluding only discounts you allow and sales taxes you must collect and pay. Items such as credit card fees and other service fees shall not be considered as a discount. “Bad debt” shall be considered as a discount.

“Gross Volume Report” or “GVR” means the periodic report you send us that describes your Gross Volume of Business.

“Guarantor” means any person who signs the Guaranty of Franchisee’s Undertakings found after this Agreement.

“IRS” means the Internal Revenue Service and its successors.

“Kiosk” means a tax return preparation office, including an Affinity Location, that does not have a distinct postal address and which is imbedded within another business, retail store or retail facility. A Kiosk may be located at an Affinity or National Account Location.

“Location(s)” means the places where we authorize you to operate tax return preparation offices or Processing Centers or such other locations as specified from time to time in the Manual.

“Manual” means our confidential Jackson Hewitt Operating Manual to which we provide you with access during the term of this Agreement, and that contains the required policies and procedures for the operation of the Franchised Business, and includes all specifications contained in the “Information Library” on our intranet site, or such substitute database as we may use, and all supplemental bulletins, memoranda, revisions and replacements.

“Marks” means the words “Jackson Hewitt®”, “Jackson Hewitt Tax Service®”, “Jackson Hewitt Premier Tax Service”, “Jackson Hewitt” and design, and any other Marks designated in the Manual for use in connection with the Jackson Hewitt® business.

“Marks Standards” means standards specified in the Manual for interior and exterior Mark-bearing signs, advertising, and other items and the use of these items in the Franchised Business.

“National Account” means those entities specified in the Manual with whom we make arrangements to operate or permit our Franchisees to operate the Franchised Business in a place open to the general public.

“Network” means the nationwide network of company-owned and franchised locations that operate tax return preparation offices under the Marks.

“Off Season” means the period beginning on the first day after the last date that individual federal income tax returns are due without extension and ending on January 7 of the following year.

“Office(s)” means the locations where we authorize you to prepare tax returns for customers and includes both Standard Offices and Kiosks.

“Operating Standards” means the standards specified in the Manual for customer service, hours, required products and services, employee training, processing and tax preparation services.

“Operating System” means the plan and system as updated and revised from time to time for preparing, checking and electronically filing income tax returns using our software, accounting methods, merchandising, equipment selection, advertising, promotional techniques, personnel training and quality standards that feature the Marks and includes all our proprietary materials, our Operating Standards, Marks Standards, and Technology Standards.

“Processing Center” means any site at which you error check, process and transmit tax returns.

“Refund Anticipation Loan” or “RAL” means a loan secured by a taxpayer’s anticipated tax refund.

“Small Market Territory” means a Territory that on the Effective Date (1) is a “B” market as defined in the most current Business Control Atlas published by American Map Corporation; (2) does not contain a Metropolitan Statistical Area as defined by a United States government department or agency; and (3) does not contain a city or county whose population within the Territory exceeds 15,000 people.

“Standard Office” means a tax return preparation office located at a distinct postal address such as a storefront or office that is not imbedded within another business or facility.

“Tax School” means the tax preparation courses we may require each Franchisee to conduct each year that complies with all our specifications and with all applicable laws and regulations.

“Tax Season” means the period beginning on January 8 and ending on the last date that personal federal income tax returns are due under the Code without extension or the next business day if this day falls on a weekend or federal holiday.

“Technology Standards” means the standards specified in the Manual for technology to be used in the Franchised Business, including the telecopier, telephone communications services, the bulletin board system, the Jackson Hewitt Intranet, computer hardware and software, records maintenance, marketing data, accounting, and budgeting programs.

“Territory” means the area listed on Schedule A in which you may operate the Franchised Business.

“We”, “us” or “our” means Jackson Hewitt Inc., a Virginia corporation, the Franchisor, our successors and assigns.

“You”, “your” or “yourself” means the Franchisee named above, and any or all of its shareholders, limited liability company members, partners, and Guarantors.

1. GRANT OF FRANCHISE

1.1. Grant. We have the exclusive right to operate and to license others to operate a tax return preparation business using our Operating System. Subject to the terms and conditions of this Agreement, we grant to you, subject to Sections 3.2 and 3.7-3.9 below, a license to use the Marks and our proprietary business methods and software to operate an income tax return preparation business identified by the Jackson Hewitt Marks solely at approved locations in the Territory described on Schedule A. Neither we nor an affiliate will operate or license others to operate in the Territory an income tax return preparation business using the Marks and the Jackson Hewitt Tax Service® proprietary software and business methods, subject to Sections 3.2 and 3.7-3.9 below.

1.2. Number of Locations. You must open at least one office, either a Kiosk or a Standard Office, and such Processing Center(s) as specified in the Manual, in the Territory by the start of the first Tax Season after the Effective Date of this Agreement. By the start of the second Tax Season thereafter, one of your offices must be a Standard Office. For each subsequent Tax Season you must maintain a Standard Office. Once you open a Kiosk, you may not discontinue operating the Kiosk for any Tax Season without our consent, which will not be unreasonably withheld or delayed if the closure criteria in the Manual are met, unless you are unable to rent space in the National Account or Affinity Location where the Kiosk previously operated.

2. TERM OF THE AGREEMENT; PERFORMANCE OBLIGATIONS

2.1.	Term. The term of this Agreement is ten (10) years beginning on the Effective Date.

2.2.	Subsequent Terms.

2.2.1	At the end of the term of this Agreement, we will offer you the opportunity to sign a new franchise agreement for our then-current subsequent term if we still offer franchises for the Franchised Business and you meet the other criteria contained in paragraph 10 of this Agreement, and follow the renewal procedures therein.

2.2.2	If the law in your state requires us to give you notice of a decision not to permit you to sign a new franchise agreement for our then-current term, or you have not signed a new franchise agreement before the expiration date but you continue to operate the Franchised Business thereafter, this Agreement shall remain in effect beyond its term, but only on a month to month basis until we either give you the required notice, you execute our then-current franchise agreement, or this Agreement is terminated.

2.3. Performance Standards.

2.3.1	Initial Performance. You must prepare 500 or more federal income tax returns in the Territory in your second Tax Season. If you do not prepare at least 500 federal income tax returns in your second Tax Season, you must (i) submit to us a business improvement plan by June 1 following your second Tax Season that we approve, which approval will not be unreasonably withheld or delayed, (ii) implement the business improvement plan, and (iii) prepare 600 or more federal income tax returns in the Territory in your third Tax Season. We may require you to open a second Standard Office or Kiosk as part of the business improvement plan. If you do not satisfy all of these conditions, we may, in our discretion, terminate this Agreement for cause by written notice to you given after May 1 following your third Tax Season.

2.3.2	Continuing Performance. You must prepare 1,000 or more federal income tax returns in the Territory in your fifth Tax Season and each Tax Season after that. If you prepare more than 600 federal income tax returns and fewer than 1,000 federal income tax returns in the fifth or any subsequent Tax Season, you must (i) submit to us a business improvement plan by June 1 following such Tax Season that we approve, which approval will not be unreasonably withheld or delayed, (ii) implement the business improvement plan, and (iii) prepare 1,000 or more federal income tax returns in the Territory in your next Tax Season. If you do not satisfy all of these conditions, we may, in our discretion, terminate this Agreement for cause by written notice to you given between May 1 and September 1 following that Tax Season.

2.3.3	Minimum Performance. If you prepare fewer than 600 federal income tax returns in the Territory in any Tax Season beginning with your fifth Tax Season, we may, in our discretion, terminate this Agreement for cause by written notice to you given between May 1 and September 1 following that Tax Season.

2.3.4	For Small Market Territories, all tax return preparation numerical requirements set forth in paragraph 2.3 are reduced by 35%.

3. TERRITORY

3.1. Your Territory. The area within which you may operate the Franchised Business is described on Schedule A to this Agreement. You may not operate the Franchised Business at any location outside the Territory. You expressly acknowledge and agree that we can operate or grant a license to others to operate a franchised business at any location outside the Territory.

3.2. Competition. We will not operate the Franchised Business in your Territory except as provided in this paragraph and in paragraphs 3.7-3.9 herein. We may commercialize and distribute or license or sublicense others to commercialize and distribute our proprietary software in the Territory through other channels of distribution using the name “Jackson Hewitt” and the Marks or using other trade names and Marks to identify the software.

3.3. Business Outside the Territory. You may not locate your Franchised Business office or Processing Center at any location outside the Territory. You may perform the authorized services in your Territory for customers who reside outside the Territory, but you may not travel outside your Territory to perform tax preparation or other services authorized by this Agreement.

3.4. Advertising Outside Your Territory. You may advertise your Franchised Business in any media of general distribution where such advertising cannot be limited to the Territory, but if you advertise or market your Franchised Business outside your Territory, all such advertising and marketing and its proposed distribution must be approved in advance by us in writing, and must contain the addresses and telephone numbers of all franchised offices that we determine are in your media market.

3.5. Additional Purchases. We are under no obligation to permit you to purchase other Jackson Hewitt franchises or additional Territories. We can decline your application for any additional Territories for any reason or no reason. We may require you to execute a general release of any and all claims against us in consideration for our grant of any additional Territory.

3.6. No Other Rights. There are no other rights between you and us or between you and our Affiliated Companies concerning the Territory.

3.7. Affinity Locations. We may undertake a supplemental marketing program to encourage non-retail enterprises such as businesses, non-profit organizations, labor unions and educational institutions (“Group Customers”) to authorize the Franchised Business to be established on a temporary basis (an “Affinity Location”) in space controlled by the Group Customer but not open to the general public. An Affinity Location may only serve customers affiliated with the Group Customer who have access to the Affinity Location by virtue of their affiliation.

3.8. National Accounts. We may enter an arrangement with other entities to authorize the Franchised Business to be established on a temporary basis in space controlled by the National Account entity that is open to the general public.

3.9. Operating at a National Account or Affinity Location.

3.9.1	You are free to pursue Affinity and National Account Locations in your Territory as a Kiosk location. You must apply for our consent to create an Affinity Location in your Territory, which consent will not be unreasonably withheld or delayed so long as your application meets the criteria, if any, in the Operating Standards for Affinity Locations.

3.9.2	If we secure the opportunity to operate an Affinity or National Account Location in your Territory, and you are in full compliance with this Agreement and all Collateral Agreements, we will advise you of this opportunity. Unless otherwise specified, you have 10 days after you receive our written notice of the opportunity to give us a written reply that you will operate the Franchised Business in the Affinity or National Account Location. If we do not receive the written reply in time, or you fail to carry out your commitment to operate, we (or an affiliate in which we, our parent company, or another subsidiary of our parent company owns at least 10% of the voting equity) can operate the Franchised Business at the Affinity or National Account Location. We (or such affiliate) can also operate the Franchised Business in any Affinity or National Account Location in your Territory if you are in default of this Agreement or any Collateral Agreement or if an Affinity or National Account has asked us to replace you because you are not meeting their customer service standards.

3.9.3	If we (or our affiliate) actually operate the Franchised Business in any Affinity or National Account Location in your Territory, we are not obligated to offer you the opportunity to operate in that Affinity or National Account Location in your Territory during any subsequent Tax Seasons. We will maintain the tax return information and databases, customer files and the right to continue to service customers generated as a result of our operation of the Franchised Business in an Affinity or National Account Location in your Territory for all subsequent years after we (or our affiliate) operate any such location.

3.10. National Account and Affinity Location Fees.

3.10.1	If we secure the opportunity to operate an Affinity Location in your Territory, offer such opportunity to you, and you reply to the effect that you will undertake to open the Franchised Business in an Affinity Location, you must meet the customer service obligations and timetable imposed by the Group Customer. In such case, you will separately identify returns prepared at the Affinity Location and will pay an “Affinity Service Fee” equal to three percent (3%) of the Gross Volume of Business generated by the Affinity Location, at the same time as your Royalties are due under Section 5.2. The Gross Volume of Business from the Affinity Location will be added to the Gross Volume of Business from all of your other locations for the purpose of computing your royalty and advertising and marketing Fees.

3.10.2	If you communicate your commitment to us that you will operate in a National Account Location and you subsequently do not operate the Franchised Business in the Location, and we are not able to open the Franchised Business from that National Account Location, you must pay us the National Account rental or license fees for that Location for the entire Tax Season. We may collect these fees from your Bank Products Payment File.

4. APPLICATION FEE; INITIAL FRANCHISE FEE; PROCESSING FEE

4.1. Application Fee. You must pay a Five Hundred Dollar ($500.00) application fee per Territory when you submit your application. You must submit an application for each Territory. The application fee is not refundable.

4.2. Initial Franchise Fee. The initial franchise fee for a standard undeveloped Territory is Twenty-five Thousand Dollars ($25,000.00). If, however, a Territory is a Small Market Territory, as previously defined herein, the initial franchise fee is Sixteen Thousand Five Hundred Dollars ($16,500.00).

4.3. Processing Fee. If we disclose to you the identity of a party that owns or operates a Competing Tax Business in your Territory and you acquire the Competing Tax Business directly or indirectly through a business that you own, you must pay us, immediately after the closing, a Processing Fee of Seven Thousand Five Hundred Dollars ($7,500.00). This fee is not refundable. We may require you to sign a confidentiality agreement to obtain the name of the Competing Tax Business or its owner.

4.4. Renewal of the Franchised Business.

(a) So long as there is no Transfer of Effective Control as described in paragraph 24 of this Agreement, you will pay no renewal, application or initial franchise fee at the expiration of the term of the Franchise Agreement and each subsequent term, if you satisfy the “Exemption Condition” defined below and you decide to continue the Franchised Business as described in paragraph 2.2. If you do not satisfy the Exemption Condition, you must pay a “Renewal Fee” of $5,000.00 per Territory each time the term and each subsequent term expires to continue the Franchised Business. This Renewal Fee amount shall be fixed and supersedes any different renewal or similar fee we charge under the franchise agreement form in effect at the time of any renewal.

(b) The Exemption Condition will be satisfied if the Franchised Business prepares an annual average of at least 1,200 annual federal income tax returns in the Territory during the two Tax Seasons preceding the expiration of the applicable term

(c) We are under no obligation to offer renewal of the Franchised Business in the Territory to you at the end of the term or any subsequent term if the Franchised Business prepares annual average of less than 1,000 annual federal income tax returns in the Territory during the two Tax Seasons preceding the expiration of the applicable term.

5. ROYALTY FEES

5.1. Royalties. During the term of this Agreement, you must pay us royalty fees equal to fifteen percent (15%) of your Gross Volume of Business.

5.2. Royalty Payment Schedule. The royalty fees are due and payable according to the following schedule or on such other schedule specified in the Manual:

(a) Semi-Monthly Payments. From January 1 through April 15, you must pay royalties on the 5th and the 20th of the month for the Gross Volume of Business generated during the preceding half month. For the period from April 16 through April 30, you must pay royalties on the following May 5th.

(b) Monthly Payments. From May 1 through December 31, your royalty payment is due on the 5th of each month for the Gross Volume of Business generated during the prior month.

6. ADVERTISING AND MARKETING

6.1. Advertising and Marketing Fee. During the term of this Agreement, you must pay us advertising and marketing fees equal to six percent (6%) of your Gross Volume of Business to support national, regional and local advertising. The advertising and marketing fees are due and payable on the same schedule as the royalty fees. We may change these fees on thirty (30) days’ notice to account for any changes in expenses in connection with our advertising and marketing program. Notwithstanding the language contained in the prior sentence, we agree to limit any increases in these fees to two percent (2%) over the term of this Agreement and to one percent (1%) in any twelve month period.

6.2. Advertising and Marketing Program.

6.2.1	We and our Affiliated Companies may use the advertising and marketing fees to prepare, produce, conduct and place advertising and promotional programs in any media they or we select, including any Internet-like system or protocol, and any joint marketing with any Affiliated Companies. We have the sole discretion to determine the nature and type of media placement, the allocation of advertising in each market, and the content of any advertising copy or other materials and programs.

6.2.2	We and our Affiliated Companies may also use these funds to conduct market research, public relations, and for the costs of accounting for the advertising funds. All costs of the development, production and distribution of these programs, and the conduct of market research, public relations and customer surveys, and the proportionate share of overhead and compensation of the employees who devote time and render services in the development of advertising or the administration of the monies, and any direct or indirect costs will be paid from the advertising and marketing fees. We and our Affiliated Companies may hire and pay from the advertising and marketing fees any advertising agency, public relations firm and similar source to formulate, develop, produce, conduct and place the advertising, promotional programs and materials. We are not obligated to segregate, separately account for, or conduct an audit of the advertising and marketing fees.

6.2.3	We may establish and disband advertising councils or advertising cooperatives if in our sole judgment it will benefit the Network. You must abide by the rules and guidelines that we may establish from time to time in the Manual regarding such councils or cooperatives.

6.2.4	We spend the advertising monies in the manner, timing and placement that in our sole judgment promotes general public awareness of the Marks and benefits the Jackson Hewitt® Network, including advertising targeted to the sale of franchises. You do not become a third party beneficiary to any contract we enter into with respect to advertising by paying the advertising and marketing fees.

6.2.5	We may spend in any fiscal year an amount greater or less than the aggregate contributions for that fiscal year. We may carry over unexpended advertising and marketing fees from year to year and we are under no obligation to refund any unspent advertising and marketing fees to you when this Agreement is terminated or expires. We do not ensure that you will benefit directly or on a pro rata basis from any advertising or marketing, or that any advertising will be conducted in your Territory. We do not ensure that any expenditures made by us in any geographic area will be proportionate or equivalent to the contribution made from the Franchisees operating in that geographic area.

6.2.6	You and we agree that our rights and obligations with respect to the advertising and marketing fees and all related matters are governed solely by this Agreement, and that this Agreement and the advertising and marketing fees are not in the nature of a “trust”, “fiduciary relationship” or similar special relationship, and is only an ordinary commercial relationship between independent businesspersons for their independent economic benefit.

6.2.7	All advertising, promotional, and marketing activities conducted by you in your local market area shall be subject to our prior approval. You must send us specimens of all local advertising, promotional and marketing plans and samples of all local advertising materials not prepared or previously approved by us or our designated agents by certified mail, return receipt requested, facsimile, overnight delivery service or any other means of confirmed delivery for our prior review and approval (except with respect to prices to be charged). If you no not receive written disapproval thereof within fifteen (15) business days after the date of receipt by us, such plans and materials shall be deemed approved. If any plans or materials previously approved by us are later disapproved, you shall discontinue their use promptly upon notice from us.

6.3. Advertising Required by New Franchisees.

6.3.1	You must spend $5,000 to advertise and market your business in the Territory during your first Tax Season, in addition to the advertising and marketing fees described above, unless you purchase an existing Franchised Business that has operated one full Tax Season during the immediately prior Tax Season. You can place this advertising and marketing or you can have us place it for you. If you place the advertising required by this paragraph, you must send us all proposed advertising for our prior approval and provide us with whatever proof we require that you have met your obligations under this paragraph. This requirement applies whenever you sign a franchise agreement for a new Territory.

6.3.2	You must submit your proposed advertising plan in writing to us no later than November 1. If we do not receive your advertising and marketing plan by that date, we will place this advertising for you, and you must pay the $5,000 cost when billed.

6.3.3	If, with our prior written approval, you change your franchised Territory from the

Territory described on Schedule A, to a Territory that does not contain existing Franchised Businesses (as determined by us), you must spend $5,000 as described above in the new Territory, even if you previously conducted this advertising in your original Territory.

6.4. Advertising Approval. If you intend to use any advertising or promotional program or material that contains our Marks, you must obtain our prior written consent before using it. You must send us specimens of any such advertising or promotional items, by certified mail, return receipt requested, facsimile, overnight delivery service or any other means of confirmed delivery for our prior review and approval. We have fifteen (15) days to review your materials and notify you of our decision. We have the absolute right to use any advertising or promotional item you develop in any way we choose, for any purpose we determine, without payment to you of any kind.

6.5. Available Advertising Material. We may provide to you newspaper mats, television and radio commercial tapes, merchandising materials and other items.

6.6. Promotional Payments. If we receive any promotional allowance or rebate from any provider of goods or services, you hereby assign any interest in any such payment, rebate or promotional allowance to us.

6.7. Internet. You must abide by our Technology Standards in connection with all use of and advertising on the Internet. You may not establish an Internet Web site, a Home Page for the Franchised Business or conduct any Internet advertising without our prior written approval of its appearance and its content. You may never advertise or promote your Franchised Business by unsolicited e-mail advertising. You may not use our Marks in any domain name without our prior written approval.

7. TELEPHONE NUMBERS AND TELEPHONE BOOK ADVERTISING

7.1 Telephone numbers and listings. You must obtain separate telephone numbers for all franchised locations and maintain both white and yellow page listings for such numbers. Your procurement and use of your telephone numbers, listings, and any display advertisements must comply with the Manual. You may not transfer, assign, or disconnect any telephone numbers used in connection with the Franchised Business without our prior written consent.

7.2 Transfer of Telephone Number. You hereby appoint us your attorney-in-fact to transfer any telephone numbers used or advertised in connection with the Franchised Business on the records of the issuing and listing telephone companies.

8. OTHER FEES - TERMS OF PAYMENT

8.1. Electronic Filing Fee. You must pay us a fee of Two Dollars ($2.00) for every federal tax return you file electronically. This fee is due and payable on the same schedule as the royalty fee. We may increase this fee upon thirty (30) days’ notice to pass through any fee or fee change charged by the IRS or any state taxing authority.

8.2. Transfer Fee. If a transfer results in the transfer of a 49% or more interest or of control of the ownership of the Franchised Business, you must pay us a transfer fee equal to $5,000 per Territory transferred, Standard or Small Market.

8.3. Fee for New Agreement. To obtain a new franchise agreement upon the expiration of this Agreement, you must pay us the Renewal Fee per Territory, Standard or Small Market, specified in paragraph 4.4, if any.

8.4. Interest on Late Payments. You must pay interest at the simple daily equivalent rate of eighteen percent (18%) per year or the highest legal rate of interest permitted by law, whichever is less, on any amounts, including interest, owed to us that are more than five (5) days overdue.

8.5. Amendment Fee. If you amend this Agreement or any additional franchise agreement, you must pay the applicable amendment fee, depending upon the number of territories being amended: one Territory: $250, two to five Territories: $500, or six or more Territories: $650.

8.6. Direct Deposit User or License Fees. If the IRS or any state tax authority imposes any fees in connection with electronic filing, you must pay all such fees in a timely manner. You must provide us with any proof we require that you are current with these fees.

8.7. Late Gross Volume Report Fee. You must pay us a fee of $50 per office per Gross Volume Report filing period for each Gross Volume Report filed after its due date.

8.8. Application of Payments.

8.8.1	We have the right to apply payments we receive from you, even to amounts you owe to another franchisee or on behalf of another franchisee, in any way we choose. We may also deduct any monies you owe us from any amounts we agree to pay you, or from any monies owed to you that come to us first, such as performance incentives (including rebates), your Bank Products Payment File and National Account fees.

8.8.2	We may also require you to authorize us to debit your bank account via ACH for any amounts owed to any Affiliated Companies or us.

8.9. Method of Payment. We may require you to pay fees under this Agreement or any Collateral Agreement to us via ACH if you default in making any payment to us twice in any Tax Season or once if you receive written notice of default and you fail to cure within any time permitted under paragraph 20.2. You must then complete all required forms and pay any fees we designate by ACH.

8.10. Fee Disputes. If you dispute any fee or charge we assess, you may not withhold the fee, instead you must first pay the disputed fee and then resolve the dispute with us.

8.11. Charges for Technical Assistance. You must pay us an hourly technical assistance fee as set in our Manual, presently $50 per hour plus reasonable expenses, for any technical assistance made necessary by your failure to comply with our Operating System or with the Manual, including but not limited to, any unapproved modifications you made or authorized to your processing system, operating unapproved software, operating our software on unapproved hardware, failing to backup or maintain a current database, or for any technical assistance that results from a request to extract information. We reserve the right to refuse to provide any such technical assistance for any reason whatsoever.

8.12. Customer Refunds. If we determine that your customers should receive refunds of tax preparation fees and/or Bank Products fees, we will refund these fees and bill you for these amounts.

8.13. Accounting Fees. We charge $25 per item for every returned check. We will provide you with up to 5 copies of invoices, checks or statements for no charge. For copies 6 through 10, we charge $5; for copies 11 through 15, $10; for copies 15 through 20, $20. For each additional multiple of 5 copies, add an additional $5.00.

9. OUR OPERATING ASSISTANCE

9.1. Federal Tax & Processing Software. During the term of this Agreement, we provide you with access to our most current individual federal tax return preparation, processing and receipt journal software for the Franchised Business. You may not use or have installed on computers used in the Franchised Business any other federal or state personal income tax return preparation or electronic filing software without our prior written permission.

9.2. State Tax Software. During the term of this Agreement, we provide you with any state tax preparation software and electronic filing programs that we in our sole discretion elect to develop and offer.

9.3. Training. We provide Franchisee Initial Training, Update Training, Regional Training and Workshops and such other programs described in this Agreement or similar or substitute training programs.

9.4. Manual. We provide confidential access to our Manual via any method we select. The Manual may be supplemented by periodic downloading, operating bulletins, e-mail, and similar memoranda that together with the Manual contain the mandatory and suggested procedures, specifications and rules that we prescribe for the Franchised Business.

9.5. Advertising Assistance. We will assist you in the development of local sales promotion and advertising programs. This assistance will include advice about the recommended form and content of your advertising programs. We cannot guarantee and we do not warrant any specific level of success from any particular advertising advice or program.

9.6. Tax Advice and Support. We provide tax preparation and processing advice for individual state and federal income tax returns during our normal business hours or as we otherwise specify. We are free to limit the support we provide if you operate our software on any unapproved hardware, you fail to purchase any additional software we require, or as set forth in the Manual.

9.7. Location Selection and Approval. Although the primary responsibility for selecting locations for the Franchised Business falls on you, we must review and approve the location of your selections before you sign any leases. You may not open locations or relocate your Franchised Businesses to new addresses within the Territory without our prior written consent. Our consent will not be unreasonably withheld or delayed, but will be based on our criteria and guidelines. Our approval of the location of your selections is not a guaranty or warranty of any kind, either express or implied, that your Franchised Business will be successful at any given site, that the locations are suitable for the Franchised Business, or that your proposed locations comply with the Americans With Disabilities Act, local building codes, fire codes, or any other law or ordinance applicable to the proposed locations or to the Franchised Business. Further, in the event that we allow you to operate at a location outside your Territory as a result of incorrect address data furnished to us by or on behalf of you or your landlord, upon discovery of any such error, you must vacate the location in question and turn over to us or our designee the customer files and related computer databases as well as all future rights to solicit such customers without receiving compensation therefor. If another Franchisee erroneously locates in your Territory, upon discovery of such error, you likewise agree to accept the abandonment of such location, the turnover to you of the customer files, related computer databases, and future right to solicit such customers in full satisfaction of all claims related to the location of such office. We have a reasonable time to correct such error.

9.8. Advice and Guidance. We provide reasonable operating assistance and guidance as we determine to be necessary for the operation of the Franchised Business, including new developments and improvements in our Operating System and business methods. We do not guarantee or warrant any specific level of success from any particular advice or assistance. We reserve the right to limit advice and guidance if you operate our software on unapproved hardware or you fail to purchase and use any required software.

9.9. Group Purchasing. We provide the opportunity for you to participate, on the same basis as other franchisees, in group purchasing programs for products, supplies, insurance, and equipment, which we or our affiliates may from time to time develop, on terms that we alone determine. We and our affiliates have the right to set up exclusive dealing arrangements with selected vendors and receive payments from those vendors for any preferred vendor designation.

9.10. Supply Sources. We may advise you about possible sources for equipment, inventory and other products and services for the Franchised Business.

9.11. Meetings and Seminars. We may provide you with additional group training and communications that we in our sole discretion determine. We may charge fees for any additional training programs and group seminars.

9.12. Newsletters and Bulletins. We will provide you with newsletters and bulletins as we develop them from time to time but we may discontinue these items at any time without notice.

9.13. Additional Products and Services. If you are in full compliance with this Agreement and all Collateral Agreements, we will provide you with all the products and services then-offered by the Franchised Business. We may establish fees for any new or for any additional products or services. You acknowledge that we may introduce new products or services or discontinue existing products and services without incurring any liability to you.

9.14. Bank Products. We will provide you with the ability to offer Bank Products if they are available on terms acceptable to us and if you are in full compliance with the terms of this Agreement and all Collateral Agreements. We are not obligated to provide Bank Products, but if we do, you must offer them. We may withhold Bank Products from you if the Bank Products provider or we determine that your loan default rate is unacceptable. We have the sole right to select the lender(s) from whom you may offer Bank Products, and you may not offer Bank Products from any source other than as we designate.

10. NEW FRANCHISE AGREEMENT

10.1. New Agreement. Before the expiration of this Agreement, you may request a new franchise agreement for our then-current term if: (a) you are not in default of the existing Franchise Agreement or Collateral Agreement; (b) you prepared an average of at least 1,000 (650 in a Small Market)

paid tax returns in the Territory during the last two Tax Seasons preceding the expiration of this Agreement; (c) you are displaying our then-current signs and promotional materials; (d) your location meets our then-current requirements for equipment and furnishings; (e) you release us from any and all claims against us; and (f) you pay the fees specified in paragraph 8.3 above.

10.2. Notice of New Agreement. You must notify us of your intention to execute a new franchise agreement for our then-current additional term by giving us written notice not less than six (6) or more than twelve (12) months before the expiration of the existing franchise agreement. If you fail to notify us within the time specified in this paragraph, this Agreement will expire automatically without further notice or the opportunity to sign a new Agreement on the expiration date found on the Signature Page.

10.3. Execution and Form of New Agreement.

10.3.1	To execute a new franchise agreement, you must sign our then-current form of franchise agreement and all other agreements that we require new franchisees to sign.

10.3.2	Our then-current franchise agreement may provide for higher royalties, advertising fees, transfer fees, electronic filing fees and other fees not included in this Agreement, different performance standards, and terms and conditions materially different from the terms of this Agreement. Your right to continue with the Renewal Fees specified in paragraph 4.4 will be included in any new franchise agreement.

10.3.3	You must return your fully signed new franchise agreement and new Agreement Fee set forth in paragraph 8.3 herein by the date we specify, which will be a date thirty (30) days from the date of the letter that accompanies the new franchise agreement. If we do not receive your new franchise agreement and other required documents within thirty (30) days, your franchise agreement will expire automatically, without further notice or the opportunity to sign a new franchise agreement, on the expiration date found on the Signature Page.

11. TRAINING AND CONVENTION

11.1. Franchisee Initial Training. You must attend and successfully complete our Franchisee Initial Training programs by the next scheduled training class after the Effective Date. You must attend another Franchisee Initial Training after your first Tax Season, or whenever our training guidelines require it. We currently offer Franchisee Initial Training at our training facility in Parsippany, New Jersey. This program is designed and presented by our National Headquarters training staff. We may change any aspect of this training program at any time, including its location.

11.2. Employee Training. If you hire a manager to manage your Franchised Business, your manager must attend and successfully complete Franchisee Initial Training. We may, at our sole option, require any of your initial or subsequent management employees to attend and satisfactorily complete all or part of any of our training programs.

11.3. Regional Training and Workshops. You must attend one or more of our Regional Training or Workshops as required by our training guidelines.

11.4. Update Training. You must attend our annual update-training program as required by our training guidelines.

11.5. Additional Training. We may, at our sole option, require you to attend our existing training classes or to attend any supplemental or additional training programs that we may develop and offer from time to time.

11.6. Fees and Costs for Training. We do not presently charge any tuition for training but we may do so at any time by establishing uniform fees for all or some training programs. You must pay all costs and expenses associated with attending any of our training programs, including, but not limited to, transportation expenses, room and board, and any fees we impose, and wages for any of your employees who attend.

11.7. Annual Convention. You must attend at your expense our Annual Convention at the location and time which we specify each year. Further, you must pay our attendance fee for the Annual Convention, regardless of whether you attend or not, which such fee will be set each year and imposed equally on all franchisees.

11.8. Place and Manner of Training. We reserve the right to specify where and in what manner we offer training. The delivery of training can be in any place and in any fashion we specify, such as live in person, Intranet or CD-ROM.

12. CONFIDENTIAL INFORMATION

12.1. The Manual. We currently provide you with confidential access to our Manual via Intranet, but we can provide the Manual in any format we select. You must use the specified processing computer to access the Manual. The Manual is our sole property. The Manual contains the mandatory standards, specifications and requirements of the franchised system that we prescribe from time to time to ensure the quality and uniformity of the services offered under the Marks. The entire contents of the Manual plus our mandatory specifications, procedures and rules prescribed from time to time will constitute provisions of this Agreement just as if they were written on these pages.

12.2. Modifications to Manual.

12.2.1	We have the right, in our sole judgment, to modify the Manual to maintain the quality and uniformity of the Operating System, to change, modify, delete, supplement or enhance our Operating System or any of our procedures, or to change, maintain or enhance the Operating System or the Marks or to enhance the reputation, efficiency, and quality of the system or the goodwill associated with our Marks, or to adapt the system to new conditions, materials or technology, or better serve the public, or to meet competition, even if these changes and improvements require you to incur expenses. We may also change within the Manual the dates stated within this Agreement related to EFINS, performance, Tax Season, and other items if legal or competitive changes necessitate such a change.

12.2.2	You must keep the Manual in current and up-to-date condition by timely downloading or inserting any updates. If there is a dispute about the contents of the Manual, the then-current terms of the master copy available for download will control.

12.3. Trade Secrets and Proprietary Information.

12.3.1	You agree that the following are our trade secrets, confidential and proprietary information: the identities of the customers served by the Franchised Business, (including their names, addresses, phone numbers, social security numbers and financial and tax information), tax return copies (whether on disk, in a database, in any other computer data storage media, or on paper), customer lists, mailing labels, W-2s, 1099s, 8453s, work in progress, all “books” and “archives” program disks, bookkeeping files, Bank Products applications and other Bank Products related documents, any other documents related to services performed on behalf of customers, the contents of the Manual and all of the operating procedures, specifications, standards and rules that we prescribe for the franchised system, our training materials, our software described in paragraphs 9.1 and 9.2, any and all other software we provide to you, and any other or different items so designated in the Manual. You must maintain, both during and after the term of this Agreement, absolute confidentiality of such items. You may give this information to your employees only to the extent necessary for the operation of the Franchised Business in accordance with this Agreement. You may not use this information in any other business or in any other way not authorized by us in advance in writing.

12.3.2	You acknowledge that the unauthorized use or disclosure of our trade secrets, confidential and proprietary information will cause irreparable injury and that damages are not an adequate remedy. You promise that you will not at any time, without our prior written approval, disclose, use, permit the use of, copy, duplicate, record, transfer, transmit or otherwise reproduce our software or other trade secret, confidential or proprietary information, in any form or by any means, in whole or in part, or otherwise make it available to any unauthorized person, entity or source.

12.4. Customers. You acknowledge that after the termination, for any reason, including by approved or unapproved sale of any part of the Franchised Business, or expiration of this Agreement, we or our designee are free to contact and serve the customers from your former Franchised Business to offer to sell them tax return preparation, electronic filing and any other services we then offer.

13. OPERATING REQUIREMENTS

13.1. Locations. You are solely responsible for selecting locations for the Franchised Business. However, you must comply with the procedures specified in the Manual to obtain our approval for the location of your selections before you sign any lease or license for a location. Our approval of the location of your selections will be based upon our then existing criteria.

13.2. Office Appearance. In order to maintain a uniform and professional appearance, your offices must comply with our appearance standards in the Manual.

13.3. Opening. You must comply with the pre-opening activity deadlines set forth in the Manual. You must open your Franchised Business and be fully operational for Tax Season on the January 8 next following the Effective Date of this Agreement, and you must be open and fully operational for Tax Season on January 8 of all subsequent Tax Seasons. You may open a location only if the location meets the opening standards set forth in the Operating Standards.

13.4. EFIN. By no later than January 8 of your first Tax Season, you must receive EFINs from the IRS and each state tax authority for the state(s) in which the Territory is located, if such states(s) offer electronic filing, to file tax returns electronically from every location you operate. You must continuously maintain the right to file tax returns electronically from the IRS and all applicable state tax authorities at all your locations throughout the term of this Agreement. You hereby authorize the IRS and any state tax authority to disclose to us the reasons for any EFIN denial or suspension and to provide us with copies of all EFIN application materials, suspension and denial notices.

13.5. Minimum Hours. You must be open such hours as we specify in the Manual.

13.6. Location Employees. Since you are an independent contractor, you have the sole right to select, hire and discharge your employees. You are responsible for all decisions regarding hiring, firing, training, supervising, disciplining, scheduling and paying wages to and withholding and paying taxes for your employees. Neither you, nor your manager or your employees shall be considered or represented as our employees or agents.

13.7. Contracts With Others. Neither you, nor your manager or your employees are authorized to enter into any contract or Agreement with any third party on our behalf.

13.8. Fictitious Name.

13.8.1	You agree not to use “JH”, “JHI”, “JTAX” “Jackson Hewitt”, “Premier”, or such other names as we may specify as any part of the legal name of the Franchisee. Once established, you may not change your Franchisee name without our advance written consent.

13.8.2	You agree to adopt “Jackson Hewitt Tax Service”, “Jackson Hewitt Premier Tax Service”, or such other name as we may specify, as your trade or fictitious name. Unless not required by your local law, you agree to file and maintain a Fictitious or Assumed Name Certificate or comparable instrument and furnish to us evidence of such filing as specified in our Manual.

13.9. Independently Owned. You must use in a posting at each of your locations, in your business cards, and such other or substitute ways as we may specify, in the Manual, the name of the legal entity that owns the Franchised Business and the statement that your entity is independently owned and operated. You must enter into all business bank accounts, purchase orders, leases, utility arrangements and all other contracts and agreements in your entity’s legal name. You may not use “Jackson Hewitt Inc.”, “Jackson Hewitt” “Jackson Hewitt Tax Service”, “Jackson Hewitt Premier Tax Service”, or any similar name to enter into any such arrangement or contract with third parties.

13.10. Furniture, Equipment, Software and Supplies. To maintain uniformity and customer service standards, you must furnish and equip and upgrade your locations in accordance with the rules, specifications, and standards contained in the Manual and that we develop from time to time. If you do not have on site anything required by a

National Account, we can order this for you and you must pay the cost when billed. You must purchase new computers, software, (including, but not limited to, new Operating System software and virus scanning software), other equipment and signs if at any time we update or change our Marks, our furniture and location appearance requirements, or our computer requirements.

13.11. Compliance with Our Business Methods and Requirements. To maintain the uniformity and integrity of services offered under our Marks, you must operate your business in full compliance with all our rules, specifications, standards and procedures, including, but not limited to, those found in the Manual and any other materials we provide. You agree to make repairs or replacements or upgrades, as we require to conform to our Operating System. We will not approve your application to purchase an additional Territory if you do not comply with all our then-current Operating System standards.

13.12. Signs. You must purchase and display signs that we specify and approve including signs required by a National Account.

13.13. Tax School. After your first Tax Season, and every year during the term of this Agreement, we may require that you conduct in the Territory a Tax School as specified in the Manual.

13.14. Customer Service.

13.14.1	We reserve the right to establish customer service assistance programs that we deem appropriate for the benefit of the Network’s customers.

13.14.2	You must conduct your Franchised Business in accordance with all rules, procedures and specifications that apply to customer service and that are designed to ensure the quality and uniformity of the services offered under the Marks. These customer service standards include, but are not limited to, payment of any penalty and interest incurred by a customer that results from any mistake you made (we make this determination), and providing a refund to any dissatisfied customer without delay or complaint.

13.14.3	The obligation to pay penalty and interest for your tax return preparation errors continues even after the expiration or termination of this Agreement for any reason, including the sale of the Franchised Business or a majority of its assets.

13.14.4	You must conduct your Franchised Business in a manner that reflects favorably on you, our affiliates, our Network, and us. You must protect the good name, goodwill and reputation of the Marks, and avoid all deceptive, misleading and unethical practices.

13.15. Internal Revenue Service Laws, Regulations and Requirements. You must learn about and comply with all the federal, state and municipal rules and regulations that affect your tax preparation, electronic filing, Bank Products, operations and advertising.

13.16. Government Regulations. You must secure and maintain in full force and effect all government required licenses, permits and certificates. You must operate your Franchised Business, including Tax School, in compliance with all applicable state, federal and local laws and regulations. You are solely responsible for ensuring that your offices comply with the Americans with Disabilities Act, with any similar state law, and with any local law or ordinance that applies to your office locations.

13.17. Permits and Certificates. If we request them, you must send us copies of all the permits and certificates required by law to open and operate the Franchised Business.

13.18. Public Figures. You may not, without our prior written approval, use or employ any public figure or any other person to represent or advertise or promote your Franchised Business.

13.19. Best Efforts. You must use your best efforts to recommend, promote and encourage the use of all products and services offered by the Franchised Business.

14. SERVICE MARKS

14.1. Ownership and Usage. You acknowledge that we or an affiliate is the sole owner of the names “Jackson Hewitt®”, “Jackson Hewitt Tax Service®”, “Jackson Hewitt Premier Tax Service”, “Jackson Hewitt” and design and all other Marks used in the Franchised Business, and that we have exclusive rights or license to use the Marks, and to sublicense the Marks to our Franchisees. Your right to use the Marks arises solely from this Agreement, and you may only use the Marks according to the rules that we prescribe from time to time. Using our Marks in any way after termination or expiration of this Agreement constitutes infringement. You further acknowledge that all the goodwill associated with our Marks belongs to us, and that when this Agreement is terminated or expires, you will receive no compensation for goodwill. You may not use the Marks except in the manner we specify in this Agreement and the Manual.

14.2. Infringement. You must notify us immediately if you become aware of any infringement or challenge to our rights to the Marks. You may not communicate directly or indirectly concerning any infringement with anyone other than our attorneys or us. We have the sole right to take whatever action we deem appropriate, and we have the exclusive right to control any litigation, any Patent and Trademark Office proceeding, or other administrative proceeding concerning the Marks. You must execute all instruments and documents, render assistance and do all things that, in our or our attorney’s opinion, are necessary and advisable to protect and maintain our interests in the Marks.

14.3. Indemnification. We will reimburse you for any expenses you incur to protect the Marks if you act at our written direction. We will not reimburse you for any expenses you incur if you act without our prior written approval. We are under no obligation to take any affirmative action in response to infringement of the Marks, or to reimburse you for your own defenses.

14.4. Replacement or New Marks.

14.4.1	We may, in our sole discretion, select one or more new or modified or replacement Marks for use by the entire Network in the Franchised Business, in addition to, or in lieu of, any previously designated Marks, which you must adopt and use. Any expenses you incur as a result of any such Network change (replacing signs, stationery, advertising brochures, or other material bearing the Marks) are your sole responsibility and you are not entitled to any compensation from us.

14.4.2	If we change or modify our Marks, you must replace your signs and other items bearing the Marks within the time frame specified at the time of any such change.

15. RECORDS AND FINANCIAL REPORTS

15.1. Forms and Records. You are required to use the forms and reports specified in the Manual in the operation of the Franchised Business. These forms and reports must be submitted to us in the format and frequency and by the means we specify in the Manual.

15.2. Credit Reports. You must submit financial statements to us within thirty (30) days of our request, in the form we specify, that fairly represent your financial position and that of the Guarantors. You hereby authorize us to obtain updated credit reports on you at any time during the term of this Agreement.

15.3. Record Maintenance. You must maintain for at least four (4) years from the date generated, the original, full and complete records, including, but not limited to, copies of all prepared returns computer records, bank statements, accounts, books, data, licenses and contracts that reflect all aspects of your Franchised Business. These records do not include the records you must return to us under other provisions of this Agreement.

16. AUDITS AND INSPECTIONS

16.1 Right to Audit. We have the right, but not the obligation, during business hours, without prior notice, to audit and inspect your locations, all other places associated with the Franchised Business, and your business and financial records and information, including, but not limited to, documents related to EFIN applications, EFIN suspensions or denials, computer databases and hard drives, other computer file data storage media, receipts, work in progress, receipts, bank statements, checks, checkbooks, deposit records, your own tax return, paper customer tax returns and related items such as W-2’s, 1099’s, 8453’s, and Bank Products Applications and other Bank Products related documents, in order to ensure the quality and uniformity of the services offered under the Marks, and to ensure you have met all obligations contained in this Agreement and all Collateral Agreements. We may perform all or part of an audit by asking you to send documents or items to us and you must send to us at your expense all documents and items we request within the time set forth in any such request.

16.2 Access to Information. You grant us permission to enter, access or electronically enter any computers found or used in your locations to conduct these audits and inspections, and you must assist us in any way we request. If we find any deficiencies, you agree to correct them immediately. Except as to mail audits, these audits and inspections will be made at our expense unless they are necessary because you fail to comply with this Agreement, you fail to allow us full access to all records that you are required to maintain, or we find that you underreported at any location your Gross Volume of Business by two percent (2%) or more during two or more reporting periods. These expenses may include, but are not limited to, travel expenses and room and board for the designees who conduct the audit.

16.3 Obligations upon Termination or Expiration. Our right to audit and your obligation to cooperate with any audit does not end with the termination or expiration of this Agreement or the transfer or sale of the Franchised Business, but continues for the period for which records must be maintained in paragraph 15.3.

17. INSURANCE

17.1. Insurance Policies. During the term of this Agreement, you must maintain the insurance coverage specified in the Manual. We may change the amount of insurance and add additional kinds of insurance coverage as we decide are necessary to protect the Network. This insurance does not relieve you of any liability to us under the indemnity provision found in this Agreement or in any other Agreement with us.

17.2. Proof of Insurance. You must provide us with proof of the insurance coverage required by this Agreement before you open your franchised locations. Your policies must name us, our affiliates, any National Account or Affinity Location if your sites are in National Account or Affinity Locations, and anyone else so specified in the Manual, as additional insureds and be endorsed to give all additional insureds thirty (30) days prior written notice of any cancellation, termination or change.

18. YOUR COVENANTS

18.1. In Term Competition. During the term of this Agreement, you may not directly or indirectly, be employed by, advise, assist, own, engage in, operate, purchase, invest in (except to purchase stock in a publicly traded company listed on a national stock exchange), franchise, lend money to, lease or sublease to or from, agree to sell or sell all or a majority of the assets of the Franchised Business to, or have any other interest in, whether financial or otherwise, any other business, wherever located, which is a Competing Tax Business as defined herein.

18.2. Covenant Not to Compete. For a period of two (2) years after the earlier of (1) the effective date of termination for any reason, or (2) expiration of this Agreement, or (3) the date of the sale of the Franchised Business or a majority of its assets, you may not directly or indirectly prepare or electronically file individual income tax returns, teach tax courses, offer Bank Products or own, engage in, operate, manage, purchase, invest in (except to purchase stock in a publicly traded company listed on a national stock exchange), franchise, lend money to, lease or sublease to, or agree to sell or sell all or a majority of the assets of the Franchised Business to any Competing Tax Business as defined herein, within the Territory or within an area ten (10) miles outside the boundaries of the Territory. We may assign this covenant to any transferee.

18.3. Covenant Against Recruiting or Hiring Our Employees. During the term of this Agreement and for a period of one (1) year after the earlier of (1) the effective date of termination for any reason, or (2) expiration of this Agreement, or (3) the date of the sale of the Franchised Business or a majority of its assets, you may not without prior written permission of the employer, during their employment with us and for a period of one (1) year after they leave such employment, solicit, recruit, or hire, for a job position entailing tax preparation, tax preparation management or supervisory duties, or tax preparation instruction duties, within the boundaries of any Territory, which you own or owned within the one (1) year prior to such earlier date, any of our employees whose duties with us include(d) management of or over company-owned or franchised stores, franchisee training, tax preparation software writing or debugging, tax return processing software writing or debugging, electronic filing of tax returns, tax return processing, processing support, tax return preparation, or tax return preparation advice or support.

18.4. Covenant Not To Solicit. For a period of two (2) years after the earlier of (1) the Effective Date of termination for any reason, or (2) expiration of this Agreement, or (3) the date of the sale of the Franchised Business or a majority of its assets, you may not directly or indirectly solicit any person who is, on such earlier date, or within one (1) year prior to such date, was a customer of the Franchised Business, to sell or offer to sell them any product or service offered by the Franchised Business, including but not limited to, individual income tax return preparation, electronic filing of tax returns, tax courses or Bank Products.

18.5. Covenant to Protect Trade Secrets. Both during and after the term of this Agreement, you and the Guarantors shall not, directly or indirectly, communicate or give to any other person or entity, for your own or the benefit of any other person or entity, without our prior written approval, any of our proprietary trade secrets, knowledge or know-how that we consider confidential as provided in paragraph 12.3.

18.6 Injunctive Relief. If you violate any of the covenants described above, we are entitled to preliminary and permanent injunctive relief and all monies and other consideration you received as a result of any violation of these covenants, as well as all other damages. These provisions are not exclusive remedies, but cumulative to any and all other remedies available to us in law or equity.

18.7 Reasonableness of Restrictions. You acknowledge that the restrictions contained in these covenants are reasonable and necessary to protect us and our franchised system, and that they will not impose any undue hardship on you since you have other skills, experience or education that will afford you the opportunity to derive income from other endeavors.

18.8 Independence of Covenants. You agree that these covenants are independent of any other in this Agreement, and that you agree to be bound by an unappealed final decision of any court with jurisdiction upholding any part of these covenants, and that you will not raise as a defense to these covenants, any claim you may have against us.

19. COVENANTS FOR YOUR EMPLOYEES

You must sign Agreements with all your employees by which they agree not to use or disclose to any third party or entity any of our trade secrets and proprietary information as described in paragraph 12.3. We may provide a suggested contract clause for your use in this regard.

20. TERMINATION

20.1. Termination by You. You may terminate this Agreement only if we consent in writing, or if we are in breach of a material provision, and we do not cure this breach within thirty (30) days after receiving written notice from you via certified mail, return receipt requested addressed to our “Legal Department” describing the breach in full detail and the proposed remedial action requested. This termination will not relieve you of any obligation under this Agreement or any Collateral Agreements.

20.2. Termination by Us. We may terminate your franchise for good cause. Good cause includes, but is not limited to, the defaults listed below.

This Agreement will terminate immediately upon delivery of termination notice to your last known address if:

(a) you make any material misrepresentation on the franchise application or on any written report you provide to us; or,

(b) you, your manager or employees fail to attend or successfully complete any of our required training programs; or,

(c) you fail to qualify with the IRS, or any state tax authority where your offices are located, to file tax returns electronically at all your locations within the Territory by January 8 of your first Tax Season, or you lose the right to file tax returns electronically with the IRS or any state tax authority for any of your locations within the Territory at any time thereafter; or,

(d) you fail to open any location required herein by the date specified in this Agreement or our Manual; or,

(e) you discontinue the active conduct of the Franchised Business in the Territory for more than two (2) consecutive days during the Tax Season or more than two (2) consecutive weeks during the Off Season; or,

(f) you underreport at any location in the Territory your Gross Volume of Business by two percent (2%) or more during two (2) or more reporting periods whether or not you subsequently rectify the deficiency; or,

(g) you fail to fully cooperate with any audit or inspection conducted pursuant to paragraph 16; or,

(h) you fail to meet the Performance Standards set forth in this Agreement; or,

(i) you conduct any advertising in another Franchisee’s Territory that does not meet our requirements for such advertising, or you conduct any unapproved advertising anywhere more than one time; or,

(j) you violate any of the covenants found in paragraph 18 of this Agreement; or,

(k) you fail on three (3) separate occasions during any one (1) year period to comply with any one or more provisions of this Agreement, any Collateral Agreement or any Manual provision, regardless of whether these failures were corrected after notice; or,

(l) you transfer or attempt to transfer your interest in this Agreement, or a controlling interest in the Franchisee entity, without our prior written consent, or you fail to comply with our transfer requirements contained in paragraphs 21 through 25 of this Agreement; or,

(m) you plead guilty, plead no contest, or are convicted of any felony or any criminal offense related to the Franchised Business, including tax fraud or tax evasion; or,

(m-1) a person owning a five percent (5%) or more interest in you is convicted of, or pleads guilty or no contest to, a criminal offense related to the Franchised Business (or any related business such as an accounting practice), including, but not limited to, tax fraud or tax evasion, and within thirty (30) days after notice is delivered, the other interestholders do not remove the person with the criminal plea or conviction and replace him or her with a new interestholder that we approve.

(n) you become insolvent, make an assignment for the benefit of creditors, are unable to pay debts as they come due, or a petition in bankruptcy is filed by or against you; or,

(n-1) any person owning a five percent (5%) or more interest in you makes an assignment for the benefit of creditors, is unable to pay his or her debts as they become due, or a petition under any bankruptcy chapter is filed by or against such interestholder, and within thirty (30) days after notice is delivered, the other interestholders do not remove the insolvent/bankrupt person from any management role and replace him or her with a new interestholder that we have approved; or,

(o) you fail to notify us within the time and manner provided by this Agreement that you want to sign a new franchise agreement, or you fail to comply with all the requirements to sign a new franchise agreement. In such event, this Agreement will terminate immediately, without notice or the opportunity to cure, on its expiration date.

We have the right to terminate this Agreement immediately upon expiration of the listed cure period if:

(p) you fail to comply with minimum hours requirements at any location within the Territory within one (1) day after delivery of notice during the Tax Season, or five (5) days after delivery of notice during the Off Season; or,

(q) you fail to close any locations you establish outside your Territory and remove all signs from those locations within three (3) days after delivery of notice; or,

(r) you fail to send us within five (5) days after delivery of written notice your Gross Volume Report; or,

(s) you fail to pay any sums due under this or any Collateral Agreement within five (5) days after delivery of notice; or,

(t) you fail, within three (3) days after delivery of notice, to stop any activity designed to solicit another franchisee’s customers, or you fail to transfer any telephone numbers used in connection with any location established in another franchisee’s territory, to that franchisee, and pay all fees associated with that number up to the date of transfer; or,

(u) you commit any act within or without the Franchised Business that would tend, in our opinion, to reflect poorly on the goodwill of our name or any of our Marks, Operating System, or the Network, and you fail to cease this activity or cure this breach within five (5) days after delivery of notice; or,

(v) you fail to comply with any other provision of this Agreement, any Collateral Agreement, any Manual provision applicable to the Territory, or any law or regulation pertaining to the Franchised Business within the Territory, and you do not rectify the violation within five (5) days after written notice is delivered.

20.3. Obligations after Termination or Expiration. After the expiration or termination for any reason, including the sale of the Franchised Business or a majority of its assets, you must comply with all the following obligations:

(a) immediately pay all amounts owed under this Agreement and all Collateral Agreements; and,

(b) immediately pay all money due and owing to third parties in connection with the Franchised Business; and,

(c) return to us without retaining any copies, the originals and all copies of all trade secret, confidential and proprietary materials as defined in paragraph 12.3 and provide access to us or our designee to remove all copies of any such items from your offices, hard drive and to delete them from any other computer data storage media; and,

(d) return to us or destroy at your expense and according to our direction, all literature, sign facings, unused advertising materials bearing the Marks; and,

(e) stop all use of our Marks and any colorable imitation of them in any business; and,

(f) notify the telephone company and all listing agencies and advertising directories where the numbers are listed, that you no longer have the right to use any telephone numbers, listings, and advertisements used with our Marks, authorize on appropriate documents the transfer of all such telephone numbers, listings and advertisements to us or our designee, and deliver to us a copy of such documents of transfer; and,

(g) immediately cease identifying yourself as a present or former Jackson Hewitt Franchisee or franchise owner; and,

(h) comply with the post-term covenants found in paragraph 18 of this Agreement, and with any other covenant that requires your performance after you are no longer our Franchisee; and,

(i) cancel all fictitious or assumed name filings; and,

(j) return to us or our designee on demand, at your sole expense, all leased equipment from any leasing program we or our affiliates arrange or sponsor, with such equipment in good working condition with all its databases and software installed and operational.

21. ASSIGNMENT GENERALLY

21.1. Assignment by Us. This Agreement is fully assignable by us.

21.2. Assignment by You. This Agreement and the franchise it grants is personal to you, and you may only transfer or assign this Agreement, the franchise, or any stock or interest in an entity owing the franchise, with our prior written approval, and according to the provisions described in paragraphs 22 to 24 below. You may not grant a lien or security interest in this Agreement or in the accounts receivable of the Franchised Business to any other person or entity. We reserve the absolute right to disapprove any proposed transfer, transferee, shareholder, interestholder or partner that does not meet our standards.

22. ASSIGNMENT TO AN ENTITY

If you meet the following conditions, you may assign this Agreement without payment of an initial franchise fee to an entity in which you hold at least a 51% controlling interest in the entity if:

(a) you actively manage the entity and the Franchised Business; and,

(b) the entity is newly organized and its activities are confined exclusively to acting as our Franchisee under this Agreement; and,

(c) the entity submits the entity papers we request, and executes our required documentation and returns it to us within 30 days from the date we sent it; and,

(d) you execute our standard guaranty in which you, and all the other entity officers, directors and shareholders/interestholders agree to remain personally liable for all obligations found in this Agreement; and,

(e) you pay the applicable amendment fee; and,

(f) you execute a general release; and,

(g) you are in full compliance with this Agreement and with all Collateral Agreements.

23. TRANSFER WITHOUT CHANGE OF EFFECTIVE CONTROL

Your franchise is personal to you and may not be sold or transferred without our prior written approval, but we will permit a transfer of less than a controlling interest in any Franchisee, subject to the following conditions:

(a) you provide the transferee with our most current disclosure document; and,

(b) you are in full compliance with this Agreement and with all Collateral Agreements; and,

(c) you comply with any of our other transfer requirements; and,

(d) you execute a general release; and,

(e) the prospective transferee is not operating any business that competes with the Franchised Business; and,

(f) you pay the applicable amendment fee; and,

(g) you and your transferee execute our required documentation and return it to us within 30 days from the date we sent it. If we do not receive your signed amendment paperwork within 30 days, we may assume that you do not wish to amend.

24. TRANSFER OF EFFECTIVE CONTROL

24.1. Requirements. If we believe that the proposed transfer when aggregated with all previous transfers results in the transfer of effective control of the ownership or operation of the Franchised Business, in addition to the provisions contained in paragraphs 21 to 23 above, you must comply with the following provisions:

(a) you give us written notice of the proposed transfer, and provide us with complete details of all transfer terms, including the proposed transferee’s name, address, financial qualifications, and business experience for the last five years; and,

(b) the proposed transferee completes our application, meets our then-current standards for franchisees and successfully completes our required training; and,

(c) the proposed transferee executes our then-current franchise agreement for our then-current term, and executes all other Agreements we customarily require of new franchisees; and,

(d) the transfer fee as specified in paragraph 8.2 above is paid to us; and,

(e) the transferee agrees to assume and honor any contractual and legal commitments arising from or relating to the Franchised Business before the date of the transfer, including, but not limited to, bills for the telephone number and for Yellow Pages advertising used in the Franchised Business, and equipment leased through any program we arrange or sponsor; and,

(f) the transferee agrees to assume any and all penalty and interest liability your customers incur because of mistakes you made while preparing any customers’ tax returns up to $150 for any one taxpayer and you agree to remain liable for all penalty and interest that exceeds $150; and,

(g) the transferee completes our required training programs to our satisfaction; and,

(h) you execute a general release.

24.2 No Waiver of Claims. When we consent to a transfer, we are not waiving any claims we have against you or our right to demand that you strictly comply with this Agreement including post termination covenants in this Agreement.

24.3. Sale of Assets to Competitor Not Permitted. Unless we give you our prior written approval, you may not directly or indirectly transfer or sell all, substantially all or any portion of the Franchised Business or its assets to any Competing Tax Business unless at least two (2) years have passed after the expiration or termination, for any reason, of this Agreement and we elect not to exercise our right of first refusal.

24.4. Sale of Assets without Transfer of Franchise Not Permitted. Unless we give you our prior, written approval, you may not transfer or sell substantially all the assets of the Franchised Business to anyone who will not use them in the operation of the Franchised Business.

25. RIGHT OF FIRST REFUSAL

If under any of the provisions of paragraph 24 you propose to sell your ownership interest in the

Franchised Business or a majority of its assets, you must give us a copy of the offer along with all documents expected to be signed either by you or the transferee. We have thirty (30) days after we receive those documents to exercise our right to purchase the Franchised Business or its assets on the same terms contained in the offer, except that we do not have to match any non-monetary provision. We may substitute cash for any form of payment, and we may substitute a creditworthy substitute purchaser. If we do not exercise our right of first refusal, you may accept the bona fide offer, subject to our prior approval of the person or entity you propose as a new Franchisee as provided in this Agreement, and subject to the prohibitions found in paragraphs 21 through 24 above.

26. DEATH OR DISABILITY

26.1. Interim Management. In the event of your death or disability of any kind which impairs the smooth management, operation or customer service of any of your locations, we have the right at any time to install appropriate personnel of our choosing, even those of another franchisee, to manage or operate the Franchised Business and you agree to pay us or our designee reasonable compensation for such services.

26.2. Long-term Disability. If you are unable to actively participate in the operation of the Franchised Business for a period of sixty (60) days, and such inability impairs the smooth management, operation or customer service at any of your locations, You must within one hundred eighty (180) days of the commencement of such disability either (1) engage and install appropriate management personnel who attends and passes our next available training required at the time for new franchisees; or (2) assign this Agreement to a buyer subject to paragraphs 21 and 23-25 herein; or else we have the right to terminate this Agreement at the conclusion of the one hundred eighty (180) day period.

26.3. Death. Within one hundred eighty (180) days of your death, your Executor, or your other lawful successor in interest may transfer your interest in this Agreement by will, shareholder agreement or other appropriate instrument, subject to paragraphs 21 and 23-25 herein. No transfer fee need be paid on this transfer. If no such transfer has been approved by us within the one hundred eighty (180) day period, we have the right to terminate this Agreement at the conclusion of the one hundred eighty (180) day period.

27. INDEMNIFICATION

If we or any of our current or former affiliates, assigns, subsidiaries, officers, directors, employees, agents or successors are subjected to any claim, demand, penalty, or become a party to any suit or other judicial or arbitration or administrative proceeding or investigation (whether formal or informal), or enter into any settlement, by reason of any claimed act or omission by you, your customers, your current or former employees, your officers or directors, or agents, by reason of any act or omission occurring in the Franchised Business, or by any act or omission with respect to the Franchised Business, you shall indemnify, defend, and hold us, our current and former affiliates, assigns, subsidiaries, officers, directors, employees, agents and successors harmless against all judgments, arbitration awards, pre-suit investigation costs, settlements, penalties and expenses, including attorneys’ fees, court costs, and other expenses of the litigation, arbitration, or administrative proceeding. You must give us notice of any action, suit, proceeding, claim, demand, inquiry, or investigation as soon as possible. We may voluntarily, but under no circumstances are we obligated to, assume the defense or settlement of the proceeding or claim. We have the sole discretion to choose our own attorneys, and to consent to judgment or agree to settlement, if we so choose.

28. CONTRACT INTERPRETATION AND ENFORCEMENT

28.1. Governing Law. We accept this Agreement in the State of New Jersey. In any action, suit, or claim (whether in court or arbitration) by or against you or us (including our present or former agents and employees, our affiliates, and our affiliates’ present or former agents and employees), which in any way arises out of or relates to your franchise relation with us, including, but not limited to, any and every aspect of the process of entering into the franchise relation, this Agreement, any guaranty or other Collateral Agreements with us or our Affiliates, our performance in connection with the franchise relation, any termination, rescission, cancellation, or nonrenewal of the franchise relation, and conduct post-termination or post-expiration of this Agreement, only New Jersey law except that the New Jersey Franchise Practices Act shall not apply to any franchisee whose assigned location is outside the State of New Jersey (without reference to conflicts of law provisions therein), including New Jersey statutes of limitation and repose, shall apply to all claims asserted, whether sounding in tort, contract or otherwise.

You and we agree that in any suit pending in any state or county court in New Jersey that involves you, us, our present or former agents and employees, or our Affiliates or our Affiliates’ current or former agents or employees, deposition transcripts and affidavits may be used by any party in support of a Motion for Summary Judgment.

28.2. Jurisdiction. You consent to venue and personal jurisdiction in all litigation brought by us or our Affiliates against you, which in any way arises out of or relates to your franchise relation with us, including, but not limited to, any and every aspect of entering into the franchise relation, this Agreement, any guaranty or other Collateral Agreements with us or our Affiliates, our performance in connection with the franchise relation, any termination, rescission, cancellation or nonrenewal of the franchise relation, and conduct post-termination or post-expiration of this Agreement, in the following courts: (a) the state or county court of any city or county where we have our principal place of business, (presently, Morris County, New Jersey); and, (b) the United States District Court nearest to our principal place of business, (presently the District of New Jersey, Newark Division).

28.3. Venue.

28.3.1	You agree that in all litigation brought against us, our present or former agents and employees, our Affiliates, or our Affiliates’ present or former agents and employees, for any reason that arises out of or relates to your franchise relation with us, including, but not limited to, any and every aspect of the process of entering into the franchise relation, this Agreement, any Guaranty or other Collateral Agreements with us or our Affiliates, our performance in connection with the franchise relation, any termination, rescission, cancellation or nonrenewal of the franchise relation, and conduct post-termination or post-expiration of this Agreement, such action shall be brought and venue shall be proper only in the following courts and no others: (a) for cases where federal jurisdiction would not exist if the case were brought in federal court, the state or county court of any city or county where we have our principal place of business (presently, Morris County, New Jersey); and, (b) for all other cases, the United States District Court nearest to our principal place of business (presently the District of New Jersey, Newark Division).

28.3.2	In the event the above forum selection clause is declared void or unenforceable, and any motion we bring to change or transfer venue to a court sitting in New Jersey is unsuccessful, then you must submit any and all suits, claims and actions against us, our present or former agents and employees, or our Affiliates or our Affiliates’ present or former agents and employees, and including any action contesting the validity of this arbitration provision, as described in the above paragraph, to arbitration in the city or county where our principal place of business is located (presently, Morris County, New Jersey) or as near thereto as possible, with the American Arbitration Association, in accordance with its rules and regulations; provided, however, that if the forum selection aspect of this arbitration clause is also declared void or unenforceable, then you must submit all suits, claims and actions against us as described in the above paragraph, to arbitration with the American Arbitration Association at a location nearest You.

28.3.3	You must arbitrate every claim or controversy on an individual basis, and you may not consolidate any part of your claim with that of any other franchisee or former franchisee.

28.3.4	In any arbitration proceeding pursuant to this Agreement, the parties shall allow and participate in discovery in accordance with the Federal Rules of Civil Procedure. Unresolved discovery disputes may be brought to the attention of the Chair of the arbitration panel and disposed of by him or her.

28.4. Agent for Service of Process. We appoint the entities found in Exhibit B as our agents for service of process. You appoint:

as your true and lawful agent, to receive service of process in any litigation or arbitration arising under this Agreement and all Collateral Agreements. Service upon your agent has the same force and validity as if personal service had been obtained on you, provided that we send you notice of service and a copy of the matter served, via certified mail, or overnight delivery service, addressed to you at the address specified on the Signature Page of this Agreement or any other address you have given us. If you want to change your agent for service of process after the Effective Date of this Agreement, you must notify us by certified mail, return receipt requested, addressed to our Legal Department.

28.5. Waiver of Jury Trial. In any action or suit brought by or against you or us (including our present or former agents and employees, our Affiliates, and our Affiliates’ present or former agents and employees), that in any way arises out of or relates to your franchise relation with us, including but not limited to, any and every aspect of the process of entering into such relation, this Agreement, any guaranty or other Collateral Agreements with us or our Affiliates, our performance in connection with the franchise relation, any termination, rescission, cancellation or nonrenewal of the franchise relation, and conduct post-termination or post-expiration of this Agreement, you and we agree that in the event that such action is resolved through a court proceeding, such action shall be tried to a court without a jury.

28.6. Waiver of Punitive Damages. You and we hereby waive to the fullest extent permitted by law, any right or claim for punitive or exemplary damages against the other party (including any claims against our present or former agents and employees, our Affiliates, and our Affiliates’ present or former agents and employees), as to any action, suit or claim (whether in court or before any other tribunal) that arises out of or relates to your franchise relation, including, but not limited to, any and every aspect of the process of entering into the franchise relation, this Agreement, any guaranty or other Collateral Agreements with us or our Affiliates, our performance in connection with the franchise relation, any termination, rescission, cancellation or nonrenewal of this franchise relation, and conduct post-termination or post-expiration of this Agreement. However, our Affiliates and we are entitled to punitive and exemplary damages, and any other rights and remedies provided by law, if you infringe any of the Marks.

28.7. No Class Actions. You agree that for our Network to function properly, we cannot be burdened with the costs of litigating network-wide disputes. You agree that any dispute between you and us is unique as to its facts, and you shall not institute, join or participate in any class action against us or our Affiliates.

28.8. Construction and Severability.

28.8.1	All references in this Agreement to the singular shall apply to the plural where it applies.

28.8.2	If any part of this Agreement is declared invalid, this decision shall not affect the validity of any other part, which shall remain in full force and effect.

28.9. Notices. All written notices permitted or required by the terms of this Agreement or the Manual, shall be deemed delivered when actually received or when delivered if delivered by hand, telefax, or three (3) days after having been placed in the U.S. mail or one (1) day after having been left with an overnight delivery service or one (1) day after being sent by our e-mail system. Notices to us shall be addressed “Attention: Vice President – Franchise Administration and Compliance” at our current home office business address or to you at the most current address of which we have been notified in writing. If you refuse to sign for or accept any notice as provided above, or you have moved without giving us a good address, notice will be effective by any means described above to whatever addresses we have on the date of attempted delivery.

28.10. Scope and Modification of this Agreement. This Agreement constitutes the entire understanding and agreement between the parties and supersedes all earlier and contemporaneous representations, understandings, oral and written agreements about us, all of the subject matters in this Agreement, and the Franchised Business, including, but not limited to, any and all oral or written representations concerning cost or profitability. No modification or change to this Agreement shall have any effect unless it is in writing and signed by you and our authorized representative.

28.11. Waiver. No waiver by us of any breach or series of breaches of this Agreement shall constitute a waiver of any additional breach or waiver of the performance of any of your obligations under this Agreement, and no custom or practice of the parties that varies from this Agreement shall prevent us from demanding strict compliance with any term of this Agreement. Our acceptance of any payment from you or our failure, refusal or neglect to exercise any right under this Agreement to insist upon full compliance with your obligations under this Agreement, or with any specification, standard or operating procedure or rule, will not constitute a waiver of any provision of this Agreement.

28.12. Independent Contractors. You acknowledge that you are an independent contractor and that no principal-agent, partnership, employment, joint venture or fiduciary relation exists between you and us. You are solely liable for any damages to any person or property arising directly or indirectly out of the operation of your Franchised Business. You are solely liable for any taxes levied on you, utility obligations, contractual and other obligations. You are not authorized to make any contract, warranty or representation, or incur any obligation on our behalf. This Agreement is solely a license to use our Marks in a tax return preparation business using our Operating System.

28.13. Survival of Obligations. The obligations in this Agreement that by their terms require or may require performance after the expiration or termination of this Agreement, including contract interpretation and governing law, any personal guaranty, post-termination covenants, and indemnities, remain enforceable after the expiration or termination, for any reason, of this Agreement, including the sale of the Franchised Business or a majority of its assets.

28.14. Damages for Service Mark Infringement and Other Violations.

28.14.1	If you violate our federal or common law trademark or service mark rights, our right to injunctive relief shall not preclude our recovery of money damages from you as provided by federal, state or common law.

28.14.2	We or our designee may obtain without bond, temporary and permanent injunctions and orders of specific performance to enforce our exclusive rights in our Marks, to enforce your post-termination or expiration obligations, to prevent an unauthorized assignment or transfer of your franchise, to prevent the unauthorized use or disclosure of our trade secret, proprietary or confidential information, and to prohibit any act or omission by you or your employees that constitutes a violation of any law or regulation, is dishonest or misleading to any current or prospective customers of the Franchised Business, constitutes a danger to any other Franchisees, employees, customers, or to the public, or that may impair the goodwill of our Marks.

28.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

28.16. Effective Date. This Agreement is effective on the date we indicate on the Signature Page, only after acceptance and execution by our authorized representative at our principal place of business.

28.17. Force Majeure. We shall not be responsible or liable for delay or failure in the performance of this Agreement, if such delay or failure is due to any cause beyond our control, such as, but not limited to, strikes, scarcity of labor, fires, floods, storms, earthquakes, explosions, accidents, breakage of computers, scarcity of materials, fuel or transportation, and delays or defaults caused by public carriers that cannot reasonably be forecast or provided against, embargoes, governmental regulations or orders, perils of navigation, acts of public enemies, mobs or rioters and acts of God.

28.18 Remedies. Remedies specified in this Agreement are cumulative and do not exclude any remedies available at law or in equity. The non-prevailing party will pay all costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party to enforce this Agreement or any Collateral Agreement including collection of amounts owed under this Agreement or a Collateral Agreement.

28.19 Acknowledgment.

28.19.1

You acknowledge that we and our agents have not made any warranty, or guaranty, express or implied, as to the potential volume, profit, income, or the likely success of your franchise, or as to the quality of software, advertising, support, the Operating System, the business contemplated by this Agreement, or any other matter. You acknowledge that you have conducted an independent investigation about the franchise described in this Agreement and in the Offering Circular, and you recognize that it involves business risks, and that the success of this venture is largely dependent upon your business ability, market conditions and laws and regulations. You acknowledge that our attorneys, accountants or other advisers have not advised or represented you in connection with this Agreement. You acknowledge that no salesperson has made any promise or provided any information to you about projected sales, revenues, income, profits or expenses from the Assigned Area except as stated in Item 19 of the Uniform Franchise Offering Circular or in a writing that is attached to this Agreement.

28.19.2	You acknowledge that in granting this franchise, we have relied on the representations contained in your application, and that you represent that all information contained in the application, and in any accompanying materials is true and correct and contains no misleading statements or any material omissions.

28.19.3	You acknowledge that you have read this Agreement and our Offering Circular and that you have been given the opportunity to clarify any provision that you do not understand. The terms, conditions, and promises contained in this Agreement are necessary to maintain our high standards of customer service, and to maintain the uniformity of those standards at all locations.

28.19.4	You acknowledge that we have provided you with our franchise Offering Circular no later than the earlier of the first personal meeting held to discuss the sale of this franchise, ten (10) business days before execution of this Agreement, or ten (10) business days before you gave us any money or other consideration.

28.19.5	You acknowledge that we provided you with a copy of this Agreement and all related documents, with all material terms filled in, at least five (5) business days before you signed them or paid us any consideration.

[Balance of page intentionally left blank]

SIGNATURE PAGE - FRANCHISE AGREEMENT - SOLE PROPRIETOR

YOU REPRESENT THAT YOU HAVE READ THIS AGREEMENT AND OUR UNIFORM FRANCHISE OFFERING CIRCULAR IN THEIR ENTIRETY, AND THAT YOU HAVE BEEN GIVEN THE OPPORTUNITY TO CLARIFY ANY PROVISIONS AND INFORMATION THAT YOU DID NOT UNDERSTAND, AND TO CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL ADVISER. YOU FURTHER REPRESENT AND WARRANT THAT YOU UNDERSTAND THE TERMS, CONDITIONS, AND OBLIGATIONS OF THIS FRANCHISE AGREEMENT AND AGREE TO BE BOUND BY THEM.

The parties have signed and sealed this Agreement below.

JACKSON HEWITT INC.

By:	SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales Administration and Compliance

FRANCHISEE:

/s/	SEAL
Signature of Sole Proprietor

Print Name of Sole Proprietor

Home Address of Sole Proprietor

Home Telephone No. of Sole Proprietor

Your Entity No. (if known):

The Effective Date of this Agreement is:                                                                                                    .

This Agreement expires at midnight on:                                                                                                     .

SIGNATURE PAGE - FRANCHISE AGREEMENT - PARTNERSHIP

YOU REPRESENT THAT YOU HAVE READ THIS AGREEMENT AND OUR UNIFORM FRANCHISE OFFERING CIRCULAR IN THEIR ENTIRETY, AND THAT YOU HAVE BEEN GIVEN THE OPPORTUNITY TO CLARIFY ANY PROVISIONS AND INFORMATION THAT YOU DID NOT UNDERSTAND, AND TO CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL ADVISER. YOU FURTHER REPRESENT AND WARRANT THAT YOU UNDERSTAND THE TERMS, CONDITIONS, AND OBLIGATIONS OF THIS FRANCHISE AGREEMENT AND AGREE TO BE BOUND BY THEM.

The parties have signed and sealed this Agreement below.

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales Administration and Compliance

FRANCHISEE:

Print Name of Partnership

/s/	SEAL	/s/	SEAL
Signature of General Partner		Signature of General Partner

Print Name of General Partner		Print Name of General Partner

Home Address of General Partner		Home Address of General Partner

Home Telephone No. of General Partner		Home Telephone No. of General Partner

/s/	SEAL	/s/	SEAL
Signature of General Partner		Signature of General Partner

Print Name of General Partner		Print Name of General Partner

Home Address of General Partner		Home Address of General Partner

Home Telephone No. of General Partner		Home Telephone No. of General Partner

Your Entity No. (if known):

The Effective Date of this Agreement is:                                                                                                   .

This Agreement expires at midnight on:                                                                                                    .

SIGNATURE PAGE - FRANCHISE AGREEMENT - CORPORATION

YOU REPRESENT THAT YOU HAVE READ THIS AGREEMENT AND OUR UNIFORM FRANCHISE OFFERING CIRCULAR IN THEIR ENTIRETY, AND THAT YOU HAVE BEEN GIVEN THE OPPORTUNITY TO CLARIFY ANY PROVISIONS AND INFORMATION THAT YOU DID NOT UNDERSTAND, AND TO CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL ADVISER. YOU FURTHER REPRESENT AND WARRANT THAT YOU UNDERSTAND THE TERMS, CONDITIONS, AND OBLIGATIONS OF THIS FRANCHISE AGREEMENT AND AGREE TO BE BOUND BY THEM.

The parties have signed and sealed this Agreement below.

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales Administration and Compliance

FRANCHISEE:

Print Name of Corporation

By:	/s/	SEAL
Signature of Authorized Representative

Print Name of Authorized Representative

Title of Authorized Representative

Home Address of Authorized Representative

Home Telephone No. of Authorized Representative

Your Entity No. (if known):

The Effective Date of this Agreement is:                                                                                          .

This Agreement expires at midnight on:                                                                                            .

SIGNATURE PAGE - FRANCHISE AGREEMENT - LIMITED LIABILITY COMPANY

YOU REPRESENT THAT YOU HAVE READ THIS AGREEMENT AND OUR UNIFORM FRANCHISE OFFERING CIRCULAR IN THEIR ENTIRETY, AND THAT YOU HAVE BEEN GIVEN THE OPPORTUNITY TO CLARIFY ANY PROVISIONS AND INFORMATION THAT YOU DID NOT UNDERSTAND, AND TO CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL ADVISER. YOU FURTHER REPRESENT AND WARRANT THAT YOU UNDERSTAND THE TERMS, CONDITIONS, AND OBLIGATIONS OF THIS FRANCHISE AGREEMENT AND AGREE TO BE BOUND BY THEM.

The parties have signed and sealed this Agreement below.

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales Administration and Compliance

FRANCHISEE:

Print Name of Limited Liability Company

/s/	SEAL	/s/	SEAL
Signature of Member		Signature of Member

Print Name of Member		Print Name of Member

Home Address of Member		Home Address of Member

Home Telephone No. of Member		Home Telephone No. of Member

/s/	SEAL	/s/	SEAL
Signature of Member		Signature of Member

Print Name of Member		Print Name of Member

Home Address of Member		Home Address of Member

Home Telephone No. of Member		Home Telephone No. of Member

Your Entity No. (if known):

The Effective Date of this Agreement is:                                                                                                         .

This Agreement expires at midnight on:                                                                                                          .

SCHEDULE A

Your Territory

If the Territory described above includes any street, road, boulevard, highway or other transportation artery, that street, road, boulevard or other transportation artery includes all U.S. Postal addresses established by the U.S. Postal Service on either side of that street, road, boulevard, highway or other transportation artery, even if the physical site of the address is not located at the curbside, but instead is located back off from the street, road, boulevard, highway or other transportation artery, or is located in a shopping center that is back off from or removed from the street, road, boulevard, highway or other transportation artery.

SCHEDULE B

The Franchisee

List the names and addresses of each person owning an interest in this Agreement and the percentage of each person’s interest:

Attach certified copies of the Articles of Incorporation or Organization or such copies that prove to our satisfaction that your Articles were accepted by the state where filed.

SCHEDULE C

GUARANTY OF FRANCHISEE’S UNDERTAKINGS

In consideration of, and as an inducement to Jackson Hewitt Inc. (“Jackson Hewitt”), to execute the Franchise Agreement dated                     , between                             , the Franchisee, and Jackson Hewitt, the undersigned Guarantor(s) guarantee(s) that Franchisee will timely and fully perform each and every provision, covenant, payment, agreement and undertaking found in the Franchise Agreement, the Software License Agreement, the Security Agreement, any Release, any Note, any agreement with a third party for any program arranged or sponsored by Jackson Hewitt (the “liabilities”), and any other Collateral Agreement with Jackson Hewitt. This guarantee is absolute, irrevocable, and continuing, and covers any and all present or future obligations, including all post-termination obligations. In addition, Guarantors agree to comply personally with all the following covenants: In Term Competition; Covenant Not to Compete; Covenant Against Recruiting or Hiring Our Employees; Covenant Not to Solicit; Covenant to Protect Trade Secrets, Indemnification, and any other covenants which by their terms require performance after the termination of the Franchise Agreement. The obligations of the Guarantor(s) shall survive any expiration or termination of the Franchise Agreement or this Guaranty, including the sale of a majority of the assets of the Franchised Business.

Guarantor(s) acknowledge(s) that Jackson Hewitt, its successors and assigns, may from time to time, without notice to Guarantor(s), do any or all of the following: (a) resort to Guarantor(s) for payment of any liabilities, whether or not it or its successors have resorted to any property securing any of the liabilities, or proceed against any of the Guarantor(s) or against any party primarily or secondarily liable on any of the liabilities covered by this guaranty; (b) release or compromise any liability of any Guarantor(s), or the liability of any party who is primarily or secondarily liable on any of the liabilities covered by this guaranty; (c) extend, renew or credit any of the liabilities for any period (whether or not the original period); (d) alter, amend or exchange any of the liabilities; or, (e) give any other form of indulgence, whether under the Franchise Agreement or not.

Guarantor(s) waive(s) presentment, demand, notice of dishonor, protest, nonpayment and all other notices whatsoever, including, but not limited to, notice of acceptance, notice of all contracts and commitments, notice of the existence or creation of any liabilities under the Franchise Agreement, and of its amount and terms, and notices of all defaults, disputes or controversies between it and Franchisee resulting from the Franchise Agreement or otherwise, and the settlement, compromise or adjustment of any liabilities.

Any waiver, extension of time or other indulgence granted from time to time by Jackson Hewitt or its agents, successors or assigns with respect to the Franchise Agreement or this guaranty shall in no way modify or amend this guaranty, which shall be continuing, absolute, unconditional and irrevocable. Guarantor(s) authorize(s) Jackson Hewitt to order updated credit reports on Guarantor(s) at any time without notice. All Guarantor(s) are jointly, severally and primarily liable.

Guarantor(s) waive(s) any defense(s) arising by reason of any disability, insolvency, lack of authority or power, death, insanity, minority, dissolution or any other defense of Franchisee, any Guarantor(s), or any other surety or Guarantor of the obligations of the Franchise Agreement.

In witness whereof, each Guarantor has executed and sealed this guaranty under seal effective on the date of the Franchise Agreement.

/s/	SEAL	/s/	SEAL
Signature of Guarantor		Signature of Guarantor

Address		Address

Home Telephone No.		Home Telephone No.

/s/	SEAL	/s/	SEAL
Signature of Guarantor		Signature of Guarantor

Address		Address

Home Telephone No.		Home Telephone No.

SCHEDULE D

SPECIAL STIPULATION WAL*MART SEASONAL LOCATION(S) - Sole Proprietor

This Special Stipulation is entered between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in selected Wal*Mart® stores (“Wal*Mart seasonal sites”) pursuant to an agreement with Wal*Mart Stores, Inc. (“Wal*Mart Agreement”) which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Wal*Mart Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Wal*Mart seasonal sites.

Subject to the terms of your Franchise Agreement(s) and the Wal*Mart Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below. This Stipulation also applies to any other or substitute Wal*Mart seasonal sites we may offer you or in which you operate.

Because the Wal*Mart Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we agree to amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below, subject to and subordinate to the Wal*Mart Agreement in effect at the time of such operation. In addition to the provisions of the Wal*Mart Agreement and any requirements imposed by Wal*Mart, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all of our obligations under the Wal*Mart Agreement that apply to your operation of the Wal*Mart seasonal site(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default under the Wal*Mart Agreement or any requirement of Wal*Mart, which would permit Wal*Mart to terminate the Wal*Mart Agreement with us or as it relates to any of our other franchisees.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Wal*Mart, and you will promptly forward to us the original of any communication you receive from Wal*Mart.

d. If requested by Wal*Mart or us, you will execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Wal*Mart, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Wal*Mart Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Wal*Mart Agreement, then, to the extent that the Wal*Mart Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Wal*Mart Agreement from performing all the obligations contained in your Franchise Agreement(s), then you are required to perform all of the obligations contained in your Franchise Agreement(s) that are not prohibited by the Wal*Mart Agreement.

3. The Wal*Mart Agreement between Wal*Mart and us may be terminated in accordance with the terms of the Wal*Mart Agreement. Your right to operate at Wal*Mart seasonal site(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office in the Wal*Mart seasonal site(s) during the 2003 Tax Season (January 6, 2003 through April 15, 2003).

5. You must carry whatever insurance is required by Wal*Mart. Currently, Wal*Mart requires that you maintain Workers’ Compensation as required by law, Product Liability coverage of $2,000,000 per occurrence and General Liability covering both bodily injury and property damage of $2,000,000 per occurrence. You must list Wal*Mart as an additional insured and present a Certificate of Insurance as proof of insurance. You must send your proof of insurance to us and not to Wal*Mart.

6. Our present fee arrangement and structure with Wal*Mart is as follows:

Full Season Locations (January 6th through April 15th)

Super Centers:
Base Commission:	$6,100; plus
Incentive Commission:	$500 if greater than 450 tax returns are prepared, and an additional
$600 if greater than 700 tax returns are prepared, and an additional
$600 if greater than 950 tax returns are prepared, and an additional
$600 if greater than 1200 tax returns are prepared, and an additional
$600 if greater than 1450 tax returns are prepared.
Maximum Commission:	$9,000

Peak Season Only (January 6th through February 20th)

Super Centers:
Base Commission:	$3,900, plus
Incentive Commission:	$250 if greater than 350 tax returns are prepared, and an additional
$350 if greater than 600 tax returns are prepared, and an additional
$350 if greater than 850 tax returns are prepared.
Maximum Commission:	$4,850

The Base Commission shall be payable in three installments. The first installment of $2,033.34 shall be paid on or before January 31, 2003. The second installment of $2.033.33 shall be paid on or before February 28, 2003. The third installment of $2,033.33 shall be paid on or before March 28, 2003. The Incentive Commission and any other additional amounts due, if any, shall be paid on or before April 30, 2003. All such payments shall be made to us. If you are more than five (5) days late with any payment required under this stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

In the event that your right to operate at a Wal*Mart seasonal site(s) is terminated during the 2003 Tax Season and such termination is attributable to your failure to comply with the terms of: (i) the Wal*Mart Agreement and/or the related program rules and policies or (ii) your Franchise Agreement(s), you will be responsible for the applicable Base Commission (on a pro rata basis) and Incentive Commission, if any, as of the date of such termination.

7. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) at the Wal*Mart seasonal site(s) must be open from 9:00 a.m. to 9:00 p.m. Monday through Friday; from 9:00 a.m. to 5:00 p.m. on Saturday, and a minimum of four hours on Sunday. Any variance in these hours will require the approval of your Wal*Mart store manager. You will not be in default of the Franchise Agreement for failure to maintain the minimum hours of operation set forth in the Manual, if such minimum hours of operation are otherwise prohibited by the terms of the Wal*Mart Agreement or other policies of Wal*Mart.

8. You must post within your assigned area whatever signage is required by Wal*Mart. Currently, Wal*Mart requires that you post signage informing customers of the availability of a free estimate for tax preparation services and a toll free telephone number to address customer service matters. Approved signage is provided by us.

9. If Wal*Mart offers your customers check cashing services for refund anticipation loan checks or ACR checks issued by you, then you agree that you will assist in marketing such services.

10. You acknowledge that your assigned area at the Wal*Mart seasonal site(s) will be selected solely by Wal*Mart. You shall maintain your assigned area in a neat and orderly manner that is free of hazards and safe for customers and associates. You shall remove all of your property, equipment and other materials from the Wal*Mart seasonal site(s) at the conclusion of the 2003 Tax Season (or earlier, if so directed by us or Wal*Mart).

11. You and your employees shall not be considered Wal*Mart employees, and you shall not be eligible for any discounts or other benefits available to Wal*Mart employees. You may not solicit Wal*Mart employees to work for you.

12. You agree to provide a 25% discount to all Wal*Mart employees and associates, upon presentation of proof of employment.

13. You shall maintain a pleasant and courteous attitude toward all customers and you shall comply with all Wal*Mart Rules and Regulations (including, without limitation, customer refund policies).

14. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Wal*Mart Agreement and/or your participation or involvement at a Wal*Mart seasonal site(s).

15. During the 2003 Tax Season, you will operate at the following Wal*Mart seasonal site(s):

Wal*Mart Store #	Address	City	State	Zip Code

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.
SEAL
Signature of Sole Proprietor
By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales		Print Name of Sole Proprietor
Administration and Compliance
Your Franchise Entity No. (if known):

SCHEDULE D

SPECIAL STIPULATION WAL*MART SEASONAL LOCATION(S) - Partnership

This Special Stipulation is entered between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in selected Wal*Mart® stores (“Wal*Mart seasonal sites”) pursuant to an agreement with Wal*Mart Stores, Inc. (“Wal*Mart Agreement”) which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Wal*Mart Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Wal*Mart seasonal sites.

Subject to the terms of your Franchise Agreement(s) and the Wal*Mart Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below. This Stipulation also applies to any other or substitute Wal*Mart seasonal sites we may offer you or in which you operate.

Because the Wal*Mart Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we agree to amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below, subject to and subordinate to the Wal*Mart Agreement in effect at the time of such operation. In addition to the provisions of the Wal*Mart Agreement and any requirements imposed by Wal*Mart, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all of our obligations under the Wal*Mart Agreement that apply to your operation of the Wal*Mart seasonal site(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default under the Wal*Mart Agreement or any requirement of Wal*Mart, which would permit Wal*Mart to terminate the Wal*Mart Agreement with us or as it relates to any of our other franchisees.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Wal*Mart, and you will promptly forward to us the original of any communication you receive from Wal*Mart.

d. If requested by Wal*Mart or us, you will execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Wal*Mart, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Wal*Mart Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Wal*Mart Agreement, then, to the extent that the Wal*Mart Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Wal*Mart Agreement from performing all the obligations contained in your Franchise Agreement(s), then you are required to perform all of the obligations contained in your Franchise Agreement(s) that are not prohibited by the Wal*Mart Agreement.

1

3. The Wal*Mart Agreement between Wal*Mart and us may be terminated in accordance with the terms of the Wal*Mart Agreement. Your right to operate at Wal*Mart seasonal site(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office in the Wal*Mart seasonal site(s) during the 2003 Tax Season (January 6, 2003 through April 15, 2003).

5. You must carry whatever insurance is required by Wal*Mart. Currently, Wal*Mart requires that you maintain Workers’ Compensation as required by law, Product Liability coverage of $2,000,000 per occurrence and General Liability covering both bodily injury and property damage of $2,000,000 per occurrence. You must list Wal*Mart as an additional insured and present a Certificate of Insurance as proof of insurance. You must send your proof of insurance to us and not to Wal*Mart.

6. Our present fee arrangement and structure with Wal*Mart is as follows:

Full Season Locations (January 6th through April 15th)

Super Centers:

Base Commission:	$6,100; plus
Incentive Commission:	$500 if greater than 450 tax returns are prepared, and an additional
$600 if greater than 700 tax returns are prepared, and an additional
$600 if greater than 950 tax returns are prepared, and an additional
$600 if greater than 1200 tax returns are prepared, and an additional
$600 if greater than 1450 tax returns are prepared.
Maximum Commission:	$9,000

Peak Season Only (January 6th through February 20th)

Super Centers:

Base Commission:	$3,900, plus
Incentive Commission:	$250 if greater than 350 tax returns are prepared, and an additional
$350 if greater than 600 tax returns are prepared, and an additional
$350 if greater than 850 tax returns are prepared.
Maximum Commission:	$4,850

The Base Commission shall be payable in three installments. The first installment of $2,033.34 shall be paid on or before January 31, 2003. The second installment of $2.033.33 shall be paid on or before February 28, 2003. The third installment of $2,033.33 shall be paid on or before March 28, 2003. The Incentive Commission and any other additional amounts due, if any, shall be paid on or before April 30, 2003. All such payments shall be made to us. If you are more than five (5) days late with any payment required under this stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

In the event that your right to operate at a Wal*Mart seasonal site(s) is terminated during the 2003 Tax Season and such termination is attributable to your failure to comply with the terms of: (i) the Wal*Mart Agreement and/or the related program rules and policies or (ii) your Franchise Agreement(s), you will be responsible for the applicable Base Commission (on a pro rata basis) and Incentive Commission, if any, as of the date of such termination.

7. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) at the Wal*Mart seasonal site(s) must be open from 9:00 a.m. to 9:00 p.m. Monday through Friday; from 9:00 a.m. to 5:00 p.m. on Saturday, and a minimum of four hours on Sunday. Any variance in these hours will require the approval of your Wal*Mart store manager. You will not be in default of the Franchise Agreement for failure to maintain the minimum hours of operation set forth in the Manual, if such minimum hours of operation are otherwise prohibited by the terms of the Wal*Mart Agreement or other policies of Wal*Mart.

2

8. You must post within your assigned area whatever signage is required by Wal*Mart. Currently, Wal*Mart requires that you post signage informing customers of the availability of a free estimate for tax preparation services and a toll free telephone number to address customer service matters. Approved signage is provided by us.

9. If Wal*Mart offers your customers check cashing services for refund anticipation loan checks or ACR checks issued by you, then you agree that you will assist in marketing such services.

10. You acknowledge that your assigned area at the Wal*Mart seasonal site(s) will be selected solely by Wal*Mart. You shall maintain your assigned area in a neat and orderly manner that is free of hazards and safe for customers and associates. You shall remove all of your property, equipment and other materials from the Wal*Mart seasonal site(s) at the conclusion of the 2003 Tax Season (or earlier, if so directed by us or Wal*Mart).

11. You and your employees shall not be considered Wal*Mart employees, and you shall not be eligible for any discounts or other benefits available to Wal*Mart employees. You may not solicit Wal*Mart employees to work for you.

12. You agree to provide a 25% discount to all Wal*Mart employees and associates, upon presentation of proof of employment.

13. You shall maintain a pleasant and courteous attitude toward all customers and you shall comply with all Wal*Mart Rules and Regulations (including, without limitation, customer refund policies).

14. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Wal*Mart Agreement and/or your participation or involvement at a Wal*Mart seasonal site(s).

15. During the 2003 Tax Season, you will operate at the following Wal*Mart seasonal site(s):

Wal*Mart Store #	Address	City	State	Zip Code

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

3

SUBLICENSOR:

JACKSON HEWITT INC.

By:	SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Partnership
	SEAL		SEAL
Signature of General Partner		Signature of General Partner

Print Name of General Partner		Print Name of General Partner
	SEAL		SEAL
Signature of General Partner		Signature of General Partner

Print Name of General Partner		Print Name of General Partner

Your Entity No. (if known):

4

SCHEDULE D

SPECIAL STIPULATION WAL*MART SEASONAL LOCATION(S) - Corporation

This Special Stipulation is entered between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in selected Wal*Mart® stores (“Wal*Mart seasonal sites”) pursuant to an agreement with Wal*Mart Stores, Inc. (“Wal*Mart Agreement”) which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Wal*Mart Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Wal*Mart seasonal sites.

Subject to the terms of your Franchise Agreement(s) and the Wal*Mart Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below. This Stipulation also applies to any other or substitute Wal*Mart seasonal sites we may offer you or in which you operate.

Because the Wal*Mart Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we agree to amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below, subject to and subordinate to the Wal*Mart Agreement in effect at the time of such operation. In addition to the provisions of the Wal*Mart Agreement and any requirements imposed by Wal*Mart, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all of our obligations under the Wal*Mart Agreement that apply to your operation of the Wal*Mart seasonal site(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default under the Wal*Mart Agreement or any requirement of Wal*Mart, which would permit Wal*Mart to terminate the Wal*Mart Agreement with us or as it relates to any of our other franchisees.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Wal*Mart, and you will promptly forward to us the original of any communication you receive from Wal*Mart.

d. If requested by Wal*Mart or us, you will execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Wal*Mart, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Wal*Mart Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Wal*Mart Agreement, then, to the extent that the Wal*Mart Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Wal*Mart Agreement from performing all the obligations contained in your Franchise Agreement(s), then you are required to perform all of the obligations contained in your Franchise Agreement(s) that are not prohibited by the Wal*Mart Agreement.

3. The Wal*Mart Agreement between Wal*Mart and us may be terminated in accordance with the terms of the Wal*Mart Agreement. Your right to operate at Wal*Mart seasonal site(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office in the Wal*Mart seasonal site(s) during the 2003 Tax Season (January 6, 2003 through April 15, 2003).

5. You must carry whatever insurance is required by Wal*Mart. Currently, Wal*Mart requires that you maintain Workers’ Compensation as required by law, Product Liability coverage of $2,000,000 per occurrence and General Liability covering both bodily injury and property damage of $2,000,000 per occurrence. You must list Wal*Mart as an additional insured and present a Certificate of Insurance as proof of insurance. You must send your proof of insurance to us and not to Wal*Mart.

6. Our present fee arrangement and structure with Wal*Mart is as follows:

Full Season Locations (January 6th through April 15th)

Super Centers:

Base Commission:	$6,100; plus
Incentive Commission:	$500 if greater than 450 tax returns are prepared, and an additional
$600 if greater than 700 tax returns are prepared, and an additional
$600 if greater than 950 tax returns are prepared, and an additional
$600 if greater than 1200 tax returns are prepared, and an additional
$600 if greater than 1450 tax returns are prepared.
Maximum Commission:	$9,000

Peak Season Only (January 6th through February 20th)

Super Centers:

Base Commission:	$3,900, plus
Incentive Commission:	$250 if greater than 350 tax returns are prepared, and an additional
$350 if greater than 600 tax returns are prepared, and an additional
$350 if greater than 850 tax returns are prepared.
Maximum Commission:	$4,850

The Base Commission shall be payable in three installments. The first installment of $2,033.34 shall be paid on or before January 31, 2003. The second installment of $2.033.33 shall be paid on or before February 28, 2003. The third installment of $2,033.33 shall be paid on or before March 28, 2003. The Incentive Commission and any other additional amounts due, if any, shall be paid on or before April 30, 2003. All such payments shall be made to us. If you are more than five (5) days late with any payment required under this stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

In the event that your right to operate at a Wal*Mart seasonal site(s) is terminated during the 2003 Tax Season and such termination is attributable to your failure to comply with the terms of: (i) the Wal*Mart Agreement and/or the related program rules and policies or (ii) your Franchise Agreement(s), you will be responsible for the applicable Base Commission (on a pro rata basis) and Incentive Commission, if any, as of the date of such termination.

7. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) at the Wal*Mart seasonal site(s) must be open from 9:00 a.m. to 9:00 p.m. Monday through Friday; from 9:00 a.m. to 5:00 p.m. on Saturday, and a minimum of four hours on Sunday. Any variance in these hours will require the approval of your Wal*Mart store manager. You will not be in default of the Franchise Agreement for failure to maintain the minimum hours of operation set forth in the Manual, if such minimum hours of operation are otherwise prohibited by the terms of the Wal*Mart Agreement or other policies of Wal*Mart.

8. You must post within your assigned area whatever signage is required by Wal*Mart. Currently, Wal*Mart requires that you post signage informing customers of the availability of a free estimate for tax preparation services and a toll free telephone number to address customer service matters. Approved signage is provided by us.

9. If Wal*Mart offers your customers check cashing services for refund anticipation loan checks or ACR checks issued by you, then you agree that you will assist in marketing such services.

10. You acknowledge that your assigned area at the Wal*Mart seasonal site(s) will be selected solely by Wal*Mart. You shall maintain your assigned area in a neat and orderly manner that is free of hazards and safe for customers and associates. You shall remove all of your property, equipment and other materials from the Wal*Mart seasonal site(s) at the conclusion of the 2003 Tax Season (or earlier, if so directed by us or Wal*Mart).

11. You and your employees shall not be considered Wal*Mart employees, and you shall not be eligible for any discounts or other benefits available to Wal*Mart employees. You may not solicit Wal*Mart employees to work for you.

12. You agree to provide a 25% discount to all Wal*Mart employees and associates, upon presentation of proof of employment.

13. You shall maintain a pleasant and courteous attitude toward all customers and you shall comply with all Wal*Mart Rules and Regulations (including, without limitation, customer refund policies).

14. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Wal*Mart Agreement and/or your participation or involvement at a Wal*Mart seasonal site(s).

15. During the 2003 Tax Season, you will operate at the following Wal*Mart seasonal site(s):

Wal*Mart Store #	Address	City	State	Zip Code

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.

By:		SEAL
	Curt M. Hapward		Print Name of Corporation
Title:	Vice President of Franchise Sales
Administration and Compliance
			By:	SEAL
Signature of Authorized Representative

Print Name of Authorized Representative

Title of Authorized Representative

Your Entity No. (if known):

SCHEDULE D

SPECIAL STIPULATION WAL*MART SEASONAL LOCATION(S) – Limited Liability Company

This Special Stipulation is entered between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in selected Wal*Mart® stores (“Wal*Mart seasonal sites”) pursuant to an agreement with Wal*Mart Stores, Inc. (“Wal*Mart Agreement”) which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Wal*Mart Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Wal*Mart seasonal sites.

Subject to the terms of your Franchise Agreement(s) and the Wal*Mart Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below. This Stipulation also applies to any other or substitute Wal*Mart seasonal sites we may offer you or in which you operate.

Because the Wal*Mart Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we agree to amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Wal*Mart seasonal site(s) designated below, subject to and subordinate to the Wal*Mart Agreement in effect at the time of such operation. In addition to the provisions of the Wal*Mart Agreement and any requirements imposed by Wal*Mart, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all of our obligations under the Wal*Mart Agreement that apply to your operation of the Wal*Mart seasonal site(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default under the Wal*Mart Agreement or any requirement of Wal*Mart, which would permit Wal*Mart to terminate the Wal*Mart Agreement with us or as it relates to any of our other franchisees.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Wal*Mart, and you will promptly forward to us the original of any communication you receive from Wal*Mart.

d. If requested by Wal*Mart or us, you will execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Wal*Mart, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Wal*Mart Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Wal*Mart Agreement, then, to the extent that the Wal*Mart Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Wal*Mart Agreement from performing all the obligations contained in your Franchise Agreement(s), then you are required to perform all of the obligations contained in your Franchise Agreement(s) that are not prohibited by the Wal*Mart Agreement.

5

3. The Wal*Mart Agreement between Wal*Mart and us may be terminated in accordance with the terms of the Wal*Mart Agreement. Your right to operate at Wal*Mart seasonal site(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office in the Wal*Mart seasonal site(s) during the 2003 Tax Season (January 6, 2003 through April 15, 2003).

5. You must carry whatever insurance is required by Wal*Mart. Currently, Wal*Mart requires that you maintain Workers’ Compensation as required by law, Product Liability coverage of $2,000,000 per occurrence and General Liability covering both bodily injury and property damage of $2,000,000 per occurrence. You must list Wal*Mart as an additional insured and present a Certificate of Insurance as proof of insurance. You must send your proof of insurance to us and not to Wal*Mart.

6. Our present fee arrangement and structure with Wal*Mart is as follows:

Full Season Locations (January 6th through April 15th)

Super Centers:

Base Commission:	$6,100; plus
Incentive Commission:	$500 if greater than 450 tax returns are prepared, and an additional
$600 if greater than 700 tax returns are prepared, and an additional
$600 if greater than 950 tax returns are prepared, and an additional
$600 if greater than 1200 tax returns are prepared, and an additional
$600 if greater than 1450 tax returns are prepared.
Maximum Commission:	$9,000

Peak Season Only (January 6th through February 20th)

Super Centers:

Base Commission:	$3,900, plus
Incentive Commission:	$250 if greater than 350 tax returns are prepared, and an additional
$350 if greater than 600 tax returns are prepared, and an additional
$350 if greater than 850 tax returns are prepared.
Maximum Commission:	$4,850

The Base Commission shall be payable in three installments. The first installment of $2,033.34 shall be paid on or before January 31, 2003. The second installment of $2.033.33 shall be paid on or before February 28, 2003. The third installment of $2,033.33 shall be paid on or before March 28, 2003. The Incentive Commission and any other additional amounts due, if any, shall be paid on or before April 30, 2003. All such payments shall be made to us. If you are more than five (5) days late with any payment required under this stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

In the event that your right to operate at a Wal*Mart seasonal site(s) is terminated during the 2003 Tax Season and such termination is attributable to your failure to comply with the terms of: (i) the Wal*Mart Agreement and/or the related program rules and policies or (ii) your Franchise Agreement(s), you will be responsible for the applicable Base Commission (on a pro rata basis) and Incentive Commission, if any, as of the date of such termination.

7. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) at the Wal*Mart seasonal site(s) must be open from 9:00 a.m. to 9:00 p.m. Monday through Friday; from 9:00 a.m. to 5:00 p.m. on Saturday, and a minimum of four hours on Sunday. Any variance in these hours will require the approval of your Wal*Mart store manager. You will not be in default of the Franchise Agreement for failure to maintain the minimum hours of operation set forth in the Manual, if such minimum hours of operation are otherwise prohibited by the terms of the Wal*Mart Agreement or other policies of Wal*Mart.

6

8. You must post within your assigned area whatever signage is required by Wal*Mart. Currently, Wal*Mart requires that you post signage informing customers of the availability of a free estimate for tax preparation services and a toll free telephone number to address customer service matters. Approved signage is provided by us.

9. If Wal*Mart offers your customers check cashing services for refund anticipation loan checks or ACR checks issued by you, then you agree that you will assist in marketing such services.

10. You acknowledge that your assigned area at the Wal*Mart seasonal site(s) will be selected solely by Wal*Mart. You shall maintain your assigned area in a neat and orderly manner that is free of hazards and safe for customers and associates. You shall remove all of your property, equipment and other materials from the Wal*Mart seasonal site(s) at the conclusion of the 2003 Tax Season (or earlier, if so directed by us or Wal*Mart).

11. You and your employees shall not be considered Wal*Mart employees, and you shall not be eligible for any discounts or other benefits available to Wal*Mart employees. You may not solicit Wal*Mart employees to work for you.

12. You agree to provide a 25% discount to all Wal*Mart employees and associates, upon presentation of proof of employment.

13. You shall maintain a pleasant and courteous attitude toward all customers and you shall comply with all Wal*Mart Rules and Regulations (including, without limitation, customer refund policies).

14. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Wal*Mart Agreement and/or your participation or involvement at a Wal*Mart seasonal site(s).

15. During the 2003 Tax Season, you will operate at the following Wal*Mart seasonal site(s):

Wal*Mart Store #	Address	City	State	Zip Code

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

7

SUBLICENSOR:

JACKSON HEWITT INC.

By:		SEAL
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Limited Liability Company

By:
Authorized Representative
		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member
		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member

8

SCHEDULE E

SPECIAL STIPULATION KMART LOCATIONS

This Special Stipulation is entered into between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in Kmart® department stores (“Licensed Stores”) pursuant to an agreement (“Master Agreement”), which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Master Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Licensed Stores.

Subject to the terms of your Franchise Agreement(s) and our Master Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Licensed Store(s) designated below. This Stipulation also applies to any other or substitute Licensed Stores we may offer you or in which you operate.

Because the Master Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Licensed Store(s) designated below, subject to and subordinate to the Master Agreement in effect at the time of such operation. In addition to all the other provisions of such Master Agreement, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all our obligations under the Master Agreement that apply to your operation of an office within the Licensed Store(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of, or default under, the Master Agreement that would permit Kmart to terminate the Master Agreement with us or as it relates to any of our other franchisees.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Kmart, and you will promptly forward to us the original of any communication you receive from Kmart.

d. If requested by Kmart, you agree to execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Kmart, you or us.

2. This Special Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Master Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Master Agreement, then, to the extent that the Master Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Master Agreement from performing any of the obligations contained in your Franchise Agreement(s), you are required to perform all the obligations contained in your Franchise Agreement(s) that are not prohibited by the Master Agreement.

3. The Master Agreement between Kmart and us may be terminated in accordance with the terms of the Master Agreement. Your right to operate within the Licensed Store(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office(s) in the Licensed Store(s) during the 2003 Tax Season (January 6, 2003 through April 15, 2003).

5. You must carry whatever insurance is required by Kmart. Currently, Kmart requires that you maintain Workers’ Compensation as required by law, Product Liability Insurance of not less than $2,000,000 per occurrence and General Commercial Liability (Bodily Injury and Property Damage) Insurance of not less than $2,000,000 per occurrence. The policies must name Kmart and us as additional insureds, and shall provide for 30 days’ prior notice of any change in the policy to each additional insured. You must send your proof of insurance to us and not to Kmart.

6. You agree that Kmart will not be responsible nor held liable for any injury or damage to any person or property resulting from use, misuse or failure of any equipment used by you or any of your employees or agents even if such equipment is furnished, rented or loaned to you by the Licensed Store(s). If you accept the use of any such equipment, then you accept full responsibility for any and all loss, liability and claims for injury or damage whatsoever resulting from the use, misuse or failure of such equipment. You will also be solely responsible for the risk of loss or damage to your equipment while located at the Licensed Store(s).

7. Our present fee arrangement with Kmart is as follows:

Base Commission:	$1,600; plus
Incentive Commission:	9% of the Gross Volume of Business between $12,000 and $30,000, plus
8% of the Gross Volume of Business between $30,001 and $50,000, plus
7% of the Gross Volume of Business above $50,001.

The Base Commission shall be payable in three installments. The first installment of $533.34 shall be paid on or before January 31, 2003. The second installment of $533.33 shall be paid on or before February 28, 2003. The third installment of $533.33 shall be paid on or before March 31, 2003. The Incentive Commission is a percentage of the Gross Volume of Business as defined in your Franchise Agreement, and as reported on your Gross Volume Report through April 30th. Any Incentive Commission shall be paid on or before May 15, 2003. If your Gross Volume Report is submitted to us after its May 5th due date, then we reserve the right to calculate your Gross Volume of Business based upon the return information available to us. We will not make subsequent adjustments for late reporting. All payments shall be made to us. If you are more than five (5) days late with any payment required under this Stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

If you fail to occupy any Licensed Store(s) during the 2003 Tax Season, then you shall be obligated to pay the full amount of the Base Commission payable with respect to such Licensed Store as a liquidated damage, less any amounts Kmart receives for reletting your assigned area.

8. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) located within the Licensed Store(s) must be open for the hours specified in the Manual. If your Kmart store manager requires longer hours than those specified in the Manual, you must comply with those hours. Notwithstanding the provisions of the Manual, you will not be in default of your Franchise Agreement(s) for failure to maintain minimum hours of operation, if such minimum hours of operation are otherwise prohibited by the terms of the Master Agreement or other policies of Kmart.

9. If Kmart offers your customers check cashing services (whether offered by Kmart personnel at the office(s) within the Licensed Store(s), through check cashing machines at the Licensed Store(s) or otherwise) for refund anticipation loan (RAL) checks or Accelerated Check Refund (ACR) checks distributed by you, then you agree that you will assist in marketing such services.

10. You acknowledge that your assigned area at the Licensed Store(s) shall be selected solely by Kmart. You shall keep your assigned area clean, free of hazards and safe for customers and associates. You shall remove all of your goods, equipment and other materials from the Licensed Store(s) at the conclusion of the 2003 Tax Season (or earlier if so directed by us or Kmart).

11. You and your employees shall not be considered Kmart employees, and you may not be eligible for any discounts or other benefits available to Kmart employees. You may not solicit Kmart employees to work for you.

12. You agree to provide a 25% discount to all Kmart employees and associates on all tax preparation services, upon presentation of proof of employment.

13. You shall maintain a pleasant and courteous attitude toward all customers and you shall comply with all Kmart Rules and Regulations.

14. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Master Agreement and/or your participation or involvement at a Licensed Store(s) (including, without limitation, amounts payable as liquidated damages for failure to occupy any Licensed Store).

15. During the 2003 Tax Season, you will operate at the following Kmart locations:

Kmart Store #	Address	City	State	Zip Code

Sole Proprietor

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.
SEAL
Signature of Sole Proprietor
By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales		Print Name of Sole Proprietor
Administration and Compliance
Your Franchise Entity No. (if known):

4

Partnership

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

	By:	SEAL
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Partnership
		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner
		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner

Your Entity No. (if known):

4

Corporation

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.

By:		SEAL
Title:	Vice President of Franchise Sales		Print Name of Corporation
Administration and Compliance
			By:	SEAL
Signature of Authorized Representative

Print Name of Authorized Representative

Title of Authorized Representative

Your Entity No. (if known):

4

Limited Liability Company

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

	By:	SEAL
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Limited Liability Company

By:
Authorized Representative
		SEAL		SEAL
	Signature of Member		Signature of Member

	Print Name of Member		Print Name of Member
		SEAL		SEAL
	Signature of Member		Signature of Member

	Print Name of Member		Print Name of Member

Your Entity No. (if known):

SCHEDULE F

SPECIAL STIPULATION STAPLES SEASONAL LOCATION(S)

This Special Stipulation (this “Stipulation”) is entered between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in selected Staples® stores (“Staples Locations”) pursuant to an agreement with Staples The Office Superstore, Inc. (“Staples Agreement”) which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Staples Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Staples Locations.

Subject to the terms of your Franchise Agreement(s) and the Staples Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Staples Location(s) designated below. This Stipulation also applies to any other or substitute Staples Locations we may offer you or in which you operate.

Because the Staples Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we agree to amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Staples Location(s) designated below, subject to and subordinate to the Staples Agreement in effect at the time of such operation. In addition to the provisions of the Staples Agreement and any requirements imposed by Staples, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all of our obligations under the Staples Agreement that apply to your operation of the Staples Location(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default under the Staples Agreement or any requirement of Staples, which would permit Staples to terminate the Staples Agreement with us or as it relates to any of our other franchisees or affiliates. Without limiting the generality of the previous sentence, you agree that you will not enter into any agreement or arrangement with Office Max or Office Depot for as long as the Staples Agreement is in effect.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Staples, and you will promptly forward to us the original of any communication you receive from Staples.

d. If requested by Staples or us, you will execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Staples, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Staples Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Staples Agreement, then, to the extent that the Staples Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Staples Agreement from performing all the obligations contained in your Franchise Agreement(s), then you are required to perform all of the obligations contained in your Franchise Agreement(s) that are not prohibited by the Staples Agreement.

3. The Staples Agreement between Staples and us may be terminated in accordance with the terms of the Staples Agreement. Your right to operate at Staples Location(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office in the Staples Location(s) during the 2003 Tax Season (January 5, 2003 through April 15, 2003). You will be allotted approximately 100 square feet of space for such purpose.

5. You must carry whatever insurance is required by Staples. Currently, Staples requires that you maintain Workers’ Compensation as required by law, Product Liability coverage of $1,000,000 per occurrence and General Liability covering both bodily injury and property damage of $1,000,000 per occurrence. You must list Staples Corporation, its subsidiaries and its affiliates, as additional insureds and present a certificate of insurance as proof of insurance. You must send your proof of insurance to us and not to Staples.

6. Our present fee arrangement with Staples is as follows:

Base Rent:	$1,500; plus
Additional Rent:	$500, if greater than 150 tax returns are prepared, plus an additional
$500 for each additional 50 tax returns prepared in excess of 150 returns.
Maximum Rent:	$5,000

The Base Rent shall be payable in three equal installments of $500 on or before each of January 31, 2003, February 28, 2003 and March 31, 2003. The payments shall be in respect of the following periods of 2003, respectively: (i) January 5 – January 31, (ii) February 1 – February 28, and (iii) March 1 – April 15. All Additional Rent shall be paid on or before May 15, 2003. All payments shall be made to us. If you are more than five (5) days late with any payment required under this Stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

If you fail to occupy any Staples Location(s) during the 2003 Tax Season, then you shall be obligated to pay, on or before February 1, 2003, the full amount of the Base Rent payable with respect to such Location as a liquidated damage, less any rent amounts received by Staples for re-letting the Location during the 2003 Tax Season.

In the event that your right to operate at a Staples Location(s) is terminated during the 2003 Tax Season and such termination is attributable to your failure to comply with the terms of (i) this Stipulation (including the Staples Agreement and/or the related program rules and policies) or (ii) your Franchise Agreement(s), you will be responsible for the applicable Base Rent, any Additional Rent as of the date of such termination and any other amounts we may be obligated to pay to Staples under the Staples Agreement.

7. Staples may audit our and your records regarding the income tax returns prepared by you and other data used to calculate additional rent. If an audit reveals any underpayment of additional rent by you, then you will be required to pay the amount of the underpayment and, under certain circumstances, the expense of the audit.

8. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) at the Staples Location(s) must be open from 9:00 a.m. to 9:00 p.m. Monday through Friday; from 9:00 a.m. to 5:00 p.m. on Saturday, and during selected hours on Sunday. Any hours of operation beyond those stated above will require the approval of your Staples store manager. You will not be in default of the Franchise Agreement for failure to maintain the minimum hours of operation set forth in the Manual, if such minimum hours of operation are otherwise prohibited by the terms of the Staples Agreement or other policies of Staples. You may post your hours of operation within your assigned area. You shall provide to your Staples store manager a local telephone number at which you will be reachable following the 2003 Tax Season.

9. You may install and maintain signage within your assigned area and in such other places as Staples may approve; provided that Staples shall have approved such signage in accordance with the Staples Agreement. Approved signage is provided by us.

10. Your assigned area at the Staples Location(s) will be selected, and may be changed, by Staples. You shall install and maintain your kiosk and all equipment within your assigned area at your sole cost. You shall maintain your assigned area in a clean and orderly condition, and shall secure in locked cabinets or drawers all confidential documents and other property at all times during which your assigned area is unattended. You shall remove all of your property, equipment and supplies from the Staples Location(s) at the conclusion of the 2003 Tax Season (or earlier, upon termination or if otherwise directed by us or Staples) at your own cost. Your assigned areas shall be left in broom clean condition.

11. Existing utility and electric services at your Staples Location(s) will be provided to you at no cost. Any installation and usage charges relating to additional electric capacity and any telephone lines you require shall be billed directly to and paid by you.

12. You and your employees shall not be considered Staples employees, and you shall not be eligible for any discounts or other benefits available to Staples employees.

13. You shall provide to Staples’ in-store customers marketing and informational materials approved by Staples and provided by us, relating to the tax preparation and related services authorized by us (the “Services”). You may distribute approved marketing and promotional literature material to Staples’ employees and associates. You agree to provide a 25% discount to all Staples employees and associates, upon presentation of proof of employment.

14. You shall staff your assigned area with properly trained personnel. You shall comply with all Staples retail store policies and regulations, as they are provided to you by Staples or us, and with the program guidelines. You shall maintain all licenses, permits and qualifications necessary to offer the Services, and shall otherwise comply with all laws applicable to your performance of this Stipulation, the Staples Agreement and the operation of your business.

15. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Staples Agreement and/or your participation or involvement at a Staples Location(s).

16. This Stipulation shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflict of law principles.

17. During the 2003 Tax Season, you will operate at the following Staples Location(s):

Staples Store #	Address	City	State	Zip Code

Sole Proprietor

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.
SEAL
Signature of Sole Proprietor
By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales		Print Name of Sole Proprietor
Administration and Compliance
Your Franchise Entity No. (if known):

Partnership

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

	By:	SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Partnership
		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner
		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner

Your Entity No. (if known):

Corporation

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales		Print Name of Corporation
Administration and Compliance
			By:	SEAL
Signature of Authorized Representative

Print Name of Authorized Representative

Title of Authorized Representative

Your Entity No. (if known):

Limited Liability Company

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Limited Liability Company

By:
Authorized Representative

		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member

		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member

Your Entity No. (if known):

SCHEDULE G

SPECIAL STIPULATION VALUE CITY SEASONAL LOCATION(S)

This Special Stipulation (this “Stipulation”) is entered between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in selected Value City® stores (“Value City Locations”) pursuant to an agreement with Value City Department Stores, Inc. (“Value City Agreement”) which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Value City Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Value City Locations.

Subject to the terms of your Franchise Agreement(s) and the Value City Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Value City Location(s) designated below. This Stipulation also applies to any other or substitute Value City Locations we may offer you or in which you operate.

Because the Value City Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we agree to amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Value City Location(s) designated below, subject to and subordinate to the Value City Agreement in effect at the time of such operation. In addition to the provisions of the Value City Agreement and any requirements imposed by Value City, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all of our obligations under the Value City Agreement that apply to your operation of the Value City Location(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default under the Value City Agreement or any requirement of Value City, which would permit Value City to terminate the Value City Agreement with us or as it relates to any of our other franchisees or affiliates.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Value City, and you will promptly forward to us the original of any communication you receive from Value City.

d. If requested by Value City or us, you will execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Value City, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Value City Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Value City Agreement, then, to the extent that the Value City Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Value City Agreement from performing all the obligations contained in your Franchise Agreement(s), then you are required to perform all of the obligations contained in your Franchise Agreement(s) that are not prohibited by the Value City Agreement.

3. The Value City Agreement between Value City and us may be terminated in accordance with the terms of the Value City Agreement. Your right to operate at Value City Location(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office in the Value City Location(s) during the 2003 Tax Season (January 5, 2003 through April 15, 2003). You will be allotted approximately 100 square feet of space for such purpose.

5. You must carry whatever insurance is required by Value City. Currently, Value City requires that you maintain Workers’ Compensation as required by law, Product Liability coverage of $2,000,000 per occurrence and General Liability covering both bodily injury and property damage of $2,000,000 per occurrence. You must list Value City Department Stores, Inc., its subsidiaries and its affiliates, as additional insureds and present a Certificate of Insurance as proof of insurance. You must send your proof of insurance to us and not to Value City.

6. Our present fee arrangement with Value City is as follows:

Base Rent:	$1,500; plus
Additional Rent:	$300, if greater than 150 tax returns are prepared, plus an additional
$300, if greater than 200 tax returns are prepared, plus an additional
$400, if greater than 250 tax returns are prepared, plus an additional
$500, if greater than 300 tax returns are prepared, plus an additional
$500, for each additional 50 tax returns prepared in excess of 300 returns.

The Base Rent shall be payable in three equal installments of $500 on or before each of January 31, 2003, February 28, 2003 and March 31, 2003. The payments shall be in respect of the following periods of 2003, respectively: (i) January 5 – January 31, (ii) February 1 – February 28, and (iii) March 1 – April 15. All Additional Rentals shall be paid on or before May 15, 2003. All payments shall be made to us. If you are more than five (5) days late with any payment required under this Stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

If you fail to occupy any Value City Location(s) during the 2003 Tax Season, then you shall be obligated to pay the full amount of the Base Rental payable with respect to such Location as a liquidated damage, unless such failure was caused by Value City or Value City has otherwise violated any provision of the Value City Agreement.

In the event that your right to operate at a Value City Location(s) is terminated during the 2003 Tax Season and such termination is attributable to your failure to comply with the terms of (i) this Stipulation (including the Value City Agreement and/or the related program rules and policies) or (ii) your Franchise Agreement(s), you will be responsible for the applicable Base Rent, any Incentive Rent as of the date of such termination and any other amounts we may be obligated to pay to Value City under the Value City Agreement.

7. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) at the Value City Location(s) must be open from 9:30 a.m. to 9:30 p.m. Monday through Friday; from 11:00 a.m. to 7:00 p.m. on Saturday, and from 12:00 p.m. to 5:00 p.m. on Sunday. Any hours of operation beyond those stated above will require the approval of your Value City store manager. You will not be in default of the Franchise Agreement for failure to maintain the minimum hours of operation set forth in the Manual, if such minimum hours of operation are otherwise prohibited by the terms of the Value City Agreement or other policies of Value City. You may post your hours of operation within your assigned area. You shall provide to your Value City store manager a local telephone number at which you will be reachable following the 2003 Tax Season.

8. You may install and maintain signage within your assigned area and in such other places as Value City may approve; provided that Value City shall have approved such signage in accordance with the Value City Agreement. Approved signage is provided by us.

9. You acknowledge that your assigned area at the Value City Location(s) will be selected solely by Value City. Value City may change your assigned area, at its own cost and at any time (other than between January 27, 2003 through February 14, 2003), if doing so does not interrupt your ordinary business activities. You shall install you kiosk and maintain all equipment within your assigned area at your sole cost. You shall maintain your assigned area in a clean and orderly condition. You shall remove all of your property, equipment and other materials from the Value City Location(s) at the conclusion of the 2003 Tax Season (or earlier, upon termination or if otherwise directed by us or Value City) at your own cost. Your assigned area shall be left in broom clean condition.

10. Existing utility and electric services at your Value City Location(s) will be provided to you at no cost. Any installation and usage charges relating to additional electric capacity and any telephone lines you require shall be billed directly to and paid by you.

11. You and your employees shall not be considered Value City employees, and you shall not be eligible for any discounts or other benefits available to Value City employees.

12. You shall provide to Value City’s in-store customers marketing and informational materials approved by Value City and provided by us, relating to the tax preparation and related services generally offered at Jackson Hewitt Tax Service offices (the “Services”). You may distribute approved marketing and promotional literature to Value City employees and associates. You agree to provide a 25% discount to all Value City employees and associates, upon presentation of proof of employment.

13. You shall staff your assigned area with properly trained personnel. You shall comply with all Value City retail store policies and regulations, as they are provided to you by Value City or us, and with the program guidelines. You shall maintain all sales tax numbers, licenses, permits and qualifications necessary to offer the Services, and shall otherwise comply with all laws applicable to your performance of this Stipulation, the Value City Agreement and the operation of your business.

14. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Value City Agreement and/or your participation or involvement at a Value City Location(s).

15. This Stipulation shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflict of law principles.

16. During the 2003 Tax Season, you will operate at the following Value City Location(s):

Value City Store #	Address	City	State	Zip Code

Sole Proprietor

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.
SEAL
Signature of Sole Proprietor

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales		Print Name of Sole Proprietor
Administration and Compliance
Your Franchise Entity No. (if known):

Partnership

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Partnership

		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner

		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner

Your Entity No. (if known):

Corporation

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales		Print Name of Corporation
Administration and Compliance
			By:	SEAL
Signature of Authorized Representative

Print Name of Authorized Representative

Title of Authorized Representative

Your Entity No. (if known):

Limited Liability Company

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Limited Liability Company

By:
Authorized Representative
		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member
		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member

Your Entity No. (if known):

SCHEDULE H

SPECIAL STIPULATION KROGER SEASONAL LOCATION(S)

This Special Stipulation (this “Stipulation”) is entered between Jackson Hewitt Inc., the Franchisor (“we” or “us”), and the undersigned Franchisee (“you”). If there is any conflict between this Stipulation and your Franchise Agreement(s), then this Stipulation shall control.

Introduction

We have acquired the right to operate Jackson Hewitt Tax Service® offices in selected Kroger® stores (“Kroger Locations”) pursuant to an agreement with The Kroger Co. (“Kroger Agreement”) which, as modified, extended, or substituted, is incorporated by reference into this Special Stipulation. The Kroger Agreement may be modified or extended from time to time, or a substitute may be used in its place, without notice to you. You acknowledge that we have not provided you with any express or implied expectation concerning the operation of a Jackson Hewitt Tax Service office in the Kroger Locations.

Subject to the terms of your Franchise Agreement(s) and the Kroger Agreement, we offer you the right to operate a Jackson Hewitt Tax Service office(s) in the Kroger Location(s) designated below. This Stipulation also applies to any other or substitute Kroger Locations we may offer you or in which you operate.

Because the Kroger Agreement may, in certain instances, contradict or supersede your Franchise Agreement(s), you and we agree to amend your Franchise Agreement(s) as follows:

Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office(s) in the Kroger Location(s) designated below, subject to and subordinate to the Kroger Agreement in effect at the time of such operation. In addition to the provisions of the Kroger Agreement and any requirements imposed by Kroger, you agree as follows:

a. You will fully and timely perform, comply with, and faithfully discharge all of our obligations under the Kroger Agreement that apply to your operation of the Kroger Location(s).

b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default under the Kroger Agreement or any requirement of Kroger, which would permit Kroger to terminate the Kroger Agreement with us or as it relates to any of our other franchisees or affiliates.

c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Kroger, and you will promptly forward to us the original of any communication you receive from Kroger.

d. If requested by Kroger or us, you will execute such additional or substitute Stipulations or any other agreements as may be required from time to time in order to document the rights of Kroger, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Kroger Agreement. If there is any inconsistency between your Franchise Agreement(s) and the Kroger Agreement, then, to the extent that the Kroger Agreement imposes lesser obligations upon you, the provisions of your Franchise Agreement(s) shall prevail as to you. However, if you are prohibited by the Kroger Agreement from performing all the obligations contained in your Franchise Agreement(s), then you are required to perform all of the obligations contained in your Franchise Agreement(s) that are not prohibited by the Kroger Agreement.

3. The Kroger Agreement between Kroger and us may be terminated in accordance with the terms of the Kroger Agreement. Your right to operate at Kroger Location(s) terminates if we are unable to offer you the rights herein. This Stipulation terminates whenever we issue a new version of this Stipulation to you.

4. You are permitted to open a Jackson Hewitt Tax Service office in the Kroger Location(s) during the 2003 Tax Season (January 2, 2003 through April 15, 2003). You will be allotted approximately 100 square feet of space, or a greater amount if approved by your Kroger store manager, for such purpose.

5. You must carry whatever insurance is required by Kroger. Currently, Kroger requires that you maintain Workers’ Compensation as required by law, Product Liability coverage of $1,000,000 per occurrence and General Liability covering both bodily injury and property damage of $1,000,000 per occurrence. You must list Kroger as an additional insured and present a Certificate of Insurance as proof of insurance. You must send your proof of insurance to us and not to Kroger.

6. Our present fee arrangement and structure with Kroger is as follows:

All locations other than those identified below:

Base Rental:	$2,100; plus
Additional Rental:	$300 if 150 income tax returns are prepared, plus an additional
$300 if 200 income tax returns are prepared, plus an additional
$300 if 250 income tax returns are prepared, plus an additional
$400 if 300 income tax returns are prepared, plus an additional
$400 for each additional 50 tax returns prepared in excess of 300 returns
Maximum Total Rental:	$8,000

All Ralphs and Food4Less locations:

Base Rental:	$2,400; plus
Additional Rental:	$300 if 150 income tax returns are prepared, plus an additional
$300 if 200 income tax returns are prepared, plus an additional
$300 if 250 income tax returns are prepared, plus an additional
$400 if greater than 300 tax returns are prepared, plus an additional
$400 for each additional 50 tax returns prepared in excess of 300 returns
Maximum Total Rental:	$8,600

All Fred Meyer locations:

Base Rental:	$2,100; plus
Additional Rental:	$300 if 150 income tax returns are prepared, plus an additional
$300 if 200 income tax returns are prepared, plus an additional
$300 if 250 income tax returns are prepared, plus an additional
$400 if 300 income tax returns are prepared, plus an additional
$400 for each additional 50 tax returns prepared in excess of 300 returns
Maximum Total Rental:	$10,000

The Base Rental shall be payable in three equal installments of $700 (or, in the case of Ralphs or Food4Less, $800) on or before each of January 31, 2003, February 28, 2003 and March 28, 2003. All Additional Rentals shall be paid on or before May 15, 2003. All payments shall be made to us. If you are more than five (5) days late with any payment required under this Stipulation, then we may assess interest on such payment in accordance with the terms of your Franchise Agreement.

In the event that your right to operate at a Kroger Location(s) is terminated during the 2003 Tax Season and such termination is attributable to your failure to comply with the terms of (i) this Stipulation (including the Kroger Agreement and/or the related program rules and policies) or (ii) your Franchise Agreement(s), you will be responsible for the applicable Base Rental, any Additional Rental as of the date of such termination and any other amounts we may be obligated to pay to Kroger under the Kroger Agreement.

7. During the 2003 Tax Season, your Jackson Hewitt Tax Service office(s) at the Kroger Location(s) must be open from 9:00 a.m. to 9:00 p.m. Monday through Friday; from 9:00 a.m. to 5:00 p.m. on Saturday, and during select hours on Sunday. Any hours of operation beyond those stated above will require the approval of your Kroger store manager. You will not be in default of the Franchise Agreement for failure to maintain the minimum hours of operation set forth in the Manual, if such minimum hours of operation are otherwise prohibited by the terms of the Kroger Agreement or other policies of Kroger. You may post your hours of operation within your assigned area. You shall provide to your Kroger store manager a local telephone number at which you will be reachable following the 2003 Tax Season.

8. You may install and maintain signage within your assigned area and in such other places as Kroger may approve; provided that Kroger shall have approved such signage in accordance with the Kroger Agreement. Approved signage is provided by us.

9. Your assigned area at the Kroger Location(s) will be selected solely by Kroger. Kroger may change your assigned area at its own cost at any time. You shall install your kiosk and maintain all equipment within your assigned area at your sole cost. You shall maintain your assigned area and its immediate periphery in a clean and orderly condition. You shall remove all of your property, equipment and other materials from the Kroger Location(s) at the conclusion of the 2003 Tax Season (or earlier, upon termination or if otherwise directed by us or Kroger) at your own cost. Your assigned area shall be left in broom clean condition.

10. Existing utility and electric services at your Kroger Location(s) will be provided to you at no cost. Any installation and usage charges relating to additional electric capacity and any telephone lines you require shall be billed directly to, and paid by, you.

11. You and your employees shall not be considered Kroger employees, and you shall not be eligible for any discounts or other benefits available to Kroger employees.

12. You shall provide to Kroger’s in-store customers marketing and informational materials approved by Kroger and provided by us, relating to the tax preparation and related services generally offered at Jackson Hewitt Tax Service offices (the “Services”). You may distribute approved marketing and promotional literature to Kroger employees and associates. You agree to provide a 25% discount to all Kroger employees and associates, upon presentation of proof of employment.

13. You shall staff your assigned area with properly trained personnel. You shall comply with all Kroger retail store policies and regulations, as they are provided to you by Kroger or us, and with the program guidelines. You shall maintain all sales tax numbers, licenses, permits and qualifications necessary to offer the Services, and shall otherwise comply with all laws applicable to your performance of this Stipulation, the Kroger Agreement and the operation of your business.

14. Without limiting our rights or remedies under your Franchise Agreement(s), you shall be responsible to us for any and all expenses, costs and liabilities incurred by us as a result of your acts and/or omissions in connection with or arising out of the Kroger Agreement and/or your participation or involvement at a Kroger Location(s).

15. This Stipulation shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflict of law principles.

16. During the 2003 Tax Season, you will operate at the following Kroger Location(s):

Kroger Brand Name Store #	Address	City	State	Zip Code

Sole Proprietor

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.
SEAL
Signature of Sole Proprietor
By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales		Print Name of Sole Proprietor
Administration and Compliance
Your Franchise Entity No. :

16. During the 2003 Tax Season, you will operate at the following Kroger Location(s):

Kroger Brand Name Store #	Address	City	State	Zip Code

Partnership

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Partnership

		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner
		SEAL		SEAL
	Signature of General Partner		Signature of General Partner

	Print Name of General Partner		Print Name of General Partner

Your Entity No.:

16. During the 2003 Tax Season, you will operate at the following Kroger Location(s):

Kroger Brand Name Store #	Address	City	State	Zip Code

Corporation

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:			SUBLICENSEE/FRANCHISEE:

JACKSON HEWITT INC.

By:		SEAL
	Curt M. Hapward		Print Name of Corporation
Title:	Vice President of Franchise Sales
	Administration and Compliance		By:	SEAL
Signature of Authorized Representative

Print Name of Authorized Representative

Title of Authorized Representative

Your Entity No. :

16. During the 2003 Tax Season, you will operate at the following Kroger Location(s):

Kroger Brand Name Store #	Address	City	State	Zip Code

Limited Liability Company

The parties have signed and sealed below this Special Stipulation as of the      day of                     , 200   (“Effective Date”). In no event shall this Special Stipulation become effective until and unless signed by us.

SUBLICENSOR:

JACKSON HEWITT INC.

By:		SEAL
Curt M. Hapward
Title:	Vice President of Franchise Sales
Administration and Compliance

SUBLICENSEE/FRANCHISEE:

Print Name of Limited Liability Company

By:
Authorized Representative
		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member
		SEAL		SEAL
Signature of Member			Signature of Member

Print Name of Member			Print Name of Member

Your Entity No. :